--------------------------------------------------------------------------------

The MONYMaster

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Prospectus Portfolio

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Individual Flexible

Payment Variable
Annuity Contracts
Issued by
MONY Life Insurance Company of America

MONY Series Fund, Inc.
Enterprise Accumulation Trust

May 1, 1998
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

PROSPECTUS

                               DATED MAY 1, 1998

             INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACTS
                                   ISSUED BY

                        MONY AMERICA VARIABLE ACCOUNT A
                     MONY LIFE INSURANCE COMPANY OF AMERICA

     The Individual Flexible Payment Variable Annuity Contracts (the "Contracts") described in this Prospectus provide for accumulation of cash value on a variable basis and payment of annuity benefits. The Contracts are designed for use by individuals in retirement plans that may or may not qualify for special federal income tax treatment. The types of pension plans that may purchase the Contracts are retirement plans which receive favorable tax treatment under Sections 401, 403, 408, or 457 of the Internal Revenue Code. (See "Definitions -- Qualified Plans" at page 2.)

     At the election of the Contractholder, purchase payments for the Contracts will be allocated to either (i) a segregated investment account of MONY Life Insurance Company of America (the "Company"), which account has been designated MONY America Variable Account A (the "Variable Account"), or (ii) the Guaranteed Interest Account, which is a part of the Company's General Account or to both as the Contractholder may determine. The Variable Account invests in shares of MONY Series Fund, Inc. and Enterprise Accumulation Trust at their net asset value. (See "The Funds" at page 10.) Upon the issuance of the Contract, purchase payments for the Contracts will be allocated to the Money Market Subaccount of the Variable Account and will be held there pending expiration of the Free Look Period. After expiration of the Free Look Period, the Cash Value of the Contract will automatically be transferred to one or more of the Subaccounts of the Variable Account in accordance with the instructions of the Contractholder. (See "PAYMENT AND ALLOCATION OF PREMIUMS" at page 12.) Contractholders bear the complete investment risk for all amounts allocated to the Variable Account. This Prospectus generally describes only the variable features of the Contract. (For a summary of the Guaranteed Interest Account, see "Guaranteed Interest Account" at page 12.) This Prospectus sets forth the basic information that a prospective purchaser should know before investing. Please keep this Prospectus for future reference.

     A Statement of Additional Information dated May 1, 1998, incorporated herein by reference, and containing additional information about the Contracts, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available from the Company without charge upon written request to the address shown on the request form on page 34 of this Prospectus or by telephoning 1-800-487-6669. The Table of Contents of the Statement of Additional Information can be found on page of this Prospectus.

     This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction in which such may not be lawfully made.

     In pursuing its investment objective, the High-Yield Bond Subaccount purchases shares of the High Yield Bond Portfolio which may invest significantly in lower rated bonds, commonly referred to as "Junk Bonds." Bonds of this type are considered to be speculative with regard to the payment of interest and return of principal. Investment in these types of securities have special risks and therefore, may not be suitable for all investors. Investors should carefully assess the risks associated with allocating purchase payments to this subaccount.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION, OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
   PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED (OR PRECEDED) BY A CURRENT PROSPECTUS
         FOR MONY SERIES FUND, INC. AND ENTERPRISE ACCUMULATION TRUST.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                                 1-800-487-6669

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Definitions.................................................    1
Synopsis....................................................    3
Condensed Financial Information.............................    8
The Company and the Variable Account........................    9
  MONY Life Insurance Company of America....................    9
  MONY America Variable Account A...........................    9
  The Funds.................................................   10
Guaranteed Interest Account.................................   12
Payment and Allocation of Premiums..........................   12
  Issuance of the Contract..................................   12
  Free Look Privilege.......................................   13
  Allocation of Premiums and Cash Value.....................   14
  Termination of the Contract...............................   17
Surrenders..................................................   17
Death Benefit...............................................   18
  Death Benefit Provided by the Contract....................   18
  Election and Effective Date of Election...................   18
  Payment of Death Benefit..................................   19
Charges and Deductions......................................   19
  Deductions from Payments..................................   19
  Charges Against Cash Value................................   19
  Mortality and Expense Risk Charge.........................   22
  Taxes.....................................................   22
  Investment Advisory Fee...................................   22
Annuity Provisions..........................................   23
  Annuity Commencement Date.................................   23
  Election and Change of Settlement Option..................   23
  Settlement Options........................................   24
  Frequency of Annuity Payments.............................   24
  Additional Provisions.....................................   25
Other Provisions............................................   25
  Ownership.................................................   25
  Provision Required by Section 72(s) of the Code...........   25
  Provision Required by Section 401(a)(9) of the Code.......   26
  Contingent Annuitant......................................   26
  Assignment................................................   27
  Change of Beneficiary.....................................   27
  Substitution of Securities................................   27
  Modification of the Contracts.............................   27
  Change in Operation of Variable Accounts..................   28
Voting Rights...............................................   28
Distribution of the Contracts...............................   29

                                                              PAGE
                                                              ----
Federal Tax Status..........................................   29
  Introduction..............................................   29
  Tax Treatment of the Company..............................   29
  Taxation of Annuities in General..........................   29
  Annuity Contracts Governed by Section 403(b) of the
     Code...................................................   30
  Retirement Plans..........................................   31
Special Exchange Offer......................................   31
Performance Data............................................   31
Additional Information......................................   32
Legal Proceedings...........................................   32
Financial Statements........................................   33
Table of Contents of Statement of Additional Information....   34
Calculation of Surrender Charge.............................  A-1

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                  DEFINITIONS

     ANNUITANT -- The person upon whose continuation of life any annuity payment depends.

     ANNUITY COMMENCEMENT DATE -- The date on which annuity payments are to commence.

     BENEFICIARY -- The party entitled to receive benefits payable at the death of the Annuitant or (if applicable) the Contingent Annuitant.

     CASH VALUE -- The dollar value as of any Valuation Date of all amounts accumulated under the Contract.

     COMPANY -- MONY Life Insurance Company of America.

     CONTINGENT ANNUITANT -- The party designated by the Contractholder to become the Annuitant, subject to certain conditions, on the death of the Annuitant.

     CONTRACT -- The Flexible Payment Variable Annuity Contract offered by the Company and described in this Prospectus.

     CONTRACT ANNIVERSARY -- An anniversary of the Contract Date of the
Contract.

     CONTRACTHOLDER -- The person so designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Contractholder. A collateral assignee is not the Contractholder.

     CONTRACT DATE -- The date shown as the Contract Date in the Contract.

     CONTRACT YEAR -- Any period of twelve (12) months commencing with the Contract Date and each Contract Anniversary thereafter.

     THE ENTERPRISE ACCUMULATION TRUST -- The Enterprise Accumulation Trust, a Massachusetts business trust, formerly the Quest for Value Accumulation Trust, a Massachusetts business trust.

     FREE LOOK PERIOD -- A period which follows the application for the Contract and its issuance to the Contractholder. The period runs to the date which is 10 days (or longer in certain states) after the Contractholder receives the Contract. (The Free Look Period is referred to in the Contract as the "Right to Return Contract" period.) During the Free Look Period, the Contractholder may cancel the Contract and receive a refund.

     FUNDS -- MONY Series Fund, Inc. and The Enterprise Accumulation Trust.

GUARANTEED FREE SURRENDER AMOUNT

     For Non-qualified Contracts -- An amount, up to 10 percent of the Contract's Cash Value on the date the first partial surrender request is received during a Contract Year, that may be surrendered without the imposition of a Surrender Charge. For the purposes of the Guaranteed Free Surrender Amount only, Non-Qualified Contracts include Contracts issued for IRAs and SEP-IRAs.

     For Qualified Contracts -- An amount, up to the greater of $10,000 (but not more than the Contract's Cash Value) or 10 percent of the Contract's Cash Value on the date the first partial surrender request is received during a Contract Year, that may be surrendered without the imposition of a Surrender Charge. For the purposes of the Guaranteed Free Surrender Amount only, Qualified Contracts include Qualified Contracts issued on and after May 1, 1994 and exclude Contracts issued for IRAs and SEP-IRAs.

     GUARANTEED INTEREST ACCOUNT -- A part of the Company's general account, the Guaranteed Interest Account pays interest at a rate declared by the Company, which the Company guarantees will not be less than 4%. For Contracts issued on or after May 1, 1994 (or on or after such later date as approval required in certain states is obtained), the rate declared by the Company is guaranteed to be not less than 3 1/2%.

     HOME OFFICE -- The Company's administrative office at 1740 Broadway, New York, N.Y. 10019. "Home Office" also includes the Company's Operations Center at 1 MONY Plaza, Syracuse, N.Y. 13202.

     MONY SERIES FUND -- MONY Series Fund, Inc., a Maryland Corporation.

     NET PURCHASE PAYMENT -- An amount equal to a Purchase Payment, less any deduction for premium or similar taxes.

     NON-QUALIFIED CONTRACTS -- Contracts issued under Non-Qualified Plans.

     NON-QUALIFIED PLANS -- Retirement Plans that do not receive favorable tax treatment under Sections 401, 403, 408, or 457 of the Internal Revenue Code.

     OPERATIONS CENTER -- The administrative office of the Company located at 1 MONY Plaza, Syracuse, New York 13202.

     PORTFOLIO -- A separate investment portfolio of the Funds.

     PURCHASE PAYMENT (PAYMENT) -- An amount paid to the Company by the Contractholder or on the Contractholder's behalf as consideration for the benefits provided by the Contract.

     QUALIFIED CONTRACTS -- Contracts issued under Qualified Plans.

     QUALIFIED PLANS -- Retirement plans that receive favorable tax treatment under Sections 401, 403, 408, or 457 of the Internal Revenue Code.

     SUBACCOUNT -- A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

     SUCCESSOR CONTRACTHOLDER -- The living person who, at the death of the Contractholder, becomes the new Contractholder.

     SURRENDER CHARGE -- A contingent deferred sales charge that may be applied against amounts surrendered. (See "Charges Against Cash Value -- Surrender Charge" at page 19.)

     SURRENDER VALUE -- The Contract's Cash Value, less (1) any applicable Surrender Charge and (2) any applicable Annual Contract Charge.

     UNIT -- The measure by which the Contract's interest in each Subaccount is determined.

     VALUATION DATE -- Each day that the New York Stock Exchange is open for trading or any other day on which there is sufficient trading in the securities of a Portfolio of the Fund to affect materially the value of the Units of the corresponding Subaccount.

     VARIABLE ACCOUNT -- A separate investment account of the Company, designated as MONY America Variable Account A, into which Net Purchase Payments will be allocated.

                                    SYNOPSIS

THE CONTRACTS

     The Individual Flexible Payment Variable Annuity Contracts (the "Contracts") described in this Prospectus provide for the accumulation of values on a variable basis or a guaranteed interest basis or a combination of both and the payment of annuity benefits. The Contracts are designed for use in connection with personal retirement plans, some of which (the "Qualified Plans") may qualify for federal income tax advantages available under Sections 401, 403, 408, and 457 of the Internal Revenue Code (the "Code").

     Effective January 1, 1989, the Contracts offered by this Prospectus have been withdrawn from sale in all states in connection with Qualified Plans which intend to qualify for federal income tax advantages available under Section 403(b) of the Code.

THE VARIABLE ACCOUNT

     Net Purchase Payments for the Contracts will be allocated at the Contractholder's option to Sub-accounts, made available therefor in accordance with the terms of the Contracts, of a segregated investment account of MONY Life Insurance Company of America (the "Company"), which account has been designated MONY America Variable Account A (the "Variable Account") or to the Guaranteed Interest Account, which is a part of the Company's general account and consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company, including the Variable Account. The Subaccounts of the Variable Account invest in shares of MONY Series Fund, Inc. (the "MONY Series Fund") and The Enterprise Accumulation Trust (the "Accumulation Trust") (the MONY Series Fund and the Accumulation Trust are collectively called the "Funds") at their net asset value. (See "The Funds" at page 10). Contractholders bear the entire investment risk for all amounts allocated to the Variable Account. Net Purchase Payments allocated to the Guaranteed Interest Account will be credited with interest at rates guaranteed by the Company for specified periods. (See "Guaranteed Interest Account" at page 12.)

PURCHASE PAYMENTS

     For Non-Qualified Plans and individual retirement accounts and annuities purchased by individuals under Section 408 of the Code (other than Simplified Employee Pensions), the minimum initial Purchase Payment for the Contract is $2,000, except that, on and after May 1, 1992, the minimum initial Purchase Payment for individuals is $600 if Purchase Payments are made through automatic checking account withdrawals. For H.R. 10 plans, certain corporate or association retirement plans, Simplified Employee Pensions under Section 408 of the Code, and annuity purchase plans sponsored by certain tax-exempt organizations, governmental entities, or public school systems, the minimum initial Purchase Payment is $600. Additional Purchase Payments of at least $100 may be made at any time. Different limits apply where certain automatic payment plans are used. (See "Issuance of the Contract" at page 13.) The Company may change any of these requirements in the future.

DEDUCTIONS FROM PURCHASE PAYMENTS

     Deductions may be made from Purchase Payments for premium or similar taxes. Currently, the Company makes no such deduction, but may do so with respect to future payments. The amount of the deduction will vary from state to state, but will generally range from 0 percent to 3.5 percent of Payments. Residents of the Commonwealth of Pennsylvania should be aware that a tax on Purchase Payments has been adopted; however, the Company currently is assuming responsibility for payment of this tax. In the event that the Company will begin to make deductions for such tax from future Purchase Payments, it will give notice to each affected Contractholder.

FREE LOOK PRIVILEGE

     Within 10 days (or longer in certain states) of the day the Contract is delivered to the Contractholder, it may be returned to the Company or to the agent through whom it was purchased. When the Contract is received by the Company, it will be voided as if it had never been in force. Except for contracts entered into in the Commonwealth of Pennsylvania, the amount to be refunded is equal to the greater of: (i) all Purchase Payments; and
(ii) Cash Value of the Contract (as of the date the returned Contract is received at the Home Office or, if returned by mail, upon being postmarked, properly addressed, and postage prepaid) plus any deductions from Purchase Payments for taxes applicable to annuity considerations that may have been deducted, mortality and expense risk charges deducted in determining the Unit value of the Variable Account, and asset charges deducted in determining the share value of the Funds. For Contracts entered into in the Commonwealth of Pennsylvania, the amount to be refunded is described in clause (ii) of the immediately preceding sentence.

SURRENDER CHARGE

     A contingent deferred sales charge (called a "Surrender Charge") will be imposed upon requests for surrenders or commencement of annuity benefits where the amount requested exceeds the amount of Net Purchase Payments prior to the Contract Year when the surrender or commencement of annuity benefits is requested and during the seven preceding Contract Years.

     The Surrender Charge, which otherwise would have been deducted, will not be deducted to the extent necessary to permit the Contractholder to obtain, for Qualified Contracts (other than Contracts issued for IRA and SEP-IRA) an amount up to the greater of $10,000 (but not more than the Contract's Cash Value) or 10 percent of the Contract's Cash Value on the date the first partial surrender request is received during a Contract Year; and for Non-qualified Contracts (and Contracts issued for IRA and SEP-IRA and for Qualified Contracts issued before May 1, 1994), an amount up to 10% of the Cash Value of the Contract on the date the first partial surrender request is received during a Contract Year. The Company reserves the right to limit the number of partial surrenders under this provision to 12 during any Contract Year. In addition, the Contract details certain other circumstances under which a surrender charge will not be imposed. The Surrender Charge is intended to reimburse the Company for expenses incurred that are related to sales of the Contract. In no event will the aggregate Surrender Charge exceed 7 percent of the total Purchase Payments made in the Contract Year of the surrender and during the 7 preceding Contract Years. (See "Charges Against Cash Value -- Surrender Charge" at page 19.)

MORTALITY AND EXPENSE RISK CHARGE

     A Mortality and Expense Risk Charge is deducted daily from the net assets of the Variable Account for mortality and expense risks assumed by the Company. This daily charge is equal to a charge on an annual basis of 1.25 percent of the net assets of the Variable Account. (See "Mortality and Expense Risk Charge" at page 21.)

TRANSFER CHARGE

     Contract value may be transferred without charge as many as 4 times in any Contract Year. For any additional transfer during a Contract Year, a transfer charge is not currently imposed, but the Company has reserved the right to impose a charge for each transfer in excess of 4, which will not exceed $25 per transfer. If imposed, the transfer charge will be deducted from the Contract's Cash Value. (See "Charges Against Cash Value -- Transfer Charge" at page 21.)

ANNUAL CONTRACT CHARGE

     On each Contract Anniversary prior to the Annuity Commencement Date, on the Annuity Commencement Date, and on full surrender of the Contract, the Company deducts an Annual Contract Charge from the Cash Value, to reimburse the Company for administrative expenses relating to the maintenance of the Contract. The charge is currently $30, but the Company may in the future change the amount of the charge. The charge will never, however, exceed $50. For certain Qualified Contracts (other than Contracts issued for IRA and SEP-IRA), the Annual Contract Charge is reduced to $15 for as long as such Contracts remain Qualified Contracts. (See "Charges Against Cash Value -- Annual Contract Charge" at page 21.)

DEATH BENEFIT

     In the event of death of the Annuitant (and the Contingent Annuitant, if one has been named) prior to the Annuity Commencement Date, the Company will pay a death benefit to the Beneficiary. If death of the Annuitant occurs after the Annuity Commencement Date, no death benefit will be payable except as may be payable under the settlement option selected. (See "Death Benefit" at page 18.)

TAX UPON SURRENDER

     Amounts withdrawn may be subject to income tax. In addition, a penalty tax may be payable pursuant to the Internal Revenue Code on withdrawal of amounts accumulated under any annuity contract. (See "FEDERAL TAX STATUS" at page 29.)

                     MONY LIFE INSURANCE COMPANY OF AMERICA

                        MONY AMERICA VARIABLE ACCOUNT A
               TABLE OF FEES FOR THE YEAR ENDED DECEMBER 31, 1997

CONTRACTOWNER TRANSACTION EXPENSES:

Maximum Deferred Sales Load (Surrender Charge) (as a
  percentage of amount surrendered.)........................     7%*
Annual Contract Charge:.....................................  $30**
Separate Account Annual Expenses:
  Mortality and Expense Risk Fees...........................  1.25%***

     Annual Expenses of MONY Series Fund, Inc. and The Enterprise Accumulation
Trust:

                             MONY SERIES FUND, INC.

         PRO FORMA ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1997
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                              LONG TERM    GOVERNMENT
                                         INTERMEDIATE TERM      BOND       SECURITIES    MONEY MARKET
                                          BOND PORTFOLIO      PORTFOLIO    PORTFOLIO      PORTFOLIO
                                         -----------------    ---------    ----------    ------------
Expenses (After Reimbursement)****.....         .16%             .12%         .25%           .09%
Management Fees........................         .50%*****        .50%*****    .50%*****      .40%
                                                ---              ---          ---            ---
Total MONY Series Fund, Inc. Annual
  Expenses.............................         .66%             .62%         .75%           .49%
                                                ===              ===          ===            ===

                         ENTERPRISE ACCUMULATION TRUST

              ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1997
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                EQUITY        SMALL CAP     MANAGED       INTERNATIONAL        HIGH YIELD
                               PORTFOLIO      PORTFOLIO    PORTFOLIO    GROWTH PORTFOLIO     BOND PORTFOLIO
                               ---------      ---------    ---------    -----------------    --------------
Expenses.....................    .04%           .06%         .03%              .34%               .17%
Management Fees..............    .80%           .80%         .73%              .85%               .60%
                                 ----           ----         ----             -----               ----
Total Accumulation Trust
  Annual Expenses After
  Reimbursement..............    .84%+          .86%+        .76%+            1.19%+              .77%+
                                 ====           ====         ====             =====               ====

---------------
* The Surrender Charge percentage, which reduces to zero as shown in the table on page 6, is determined by the number of Contract Anniversaries since a purchase payment was received.

     Surrender Charge Percentage Table

                  # OF CONTRACT                     SURRENDER
               ANNIVERSARIES SINCE                    CHARGE
            PURCHASE PAYMENT RECEIVED               PERCENTAGE
            -------------------------               ----------
  0.............................................      7  %
  1.............................................      7
  2.............................................      6
  3.............................................      6
  4.............................................      5
  5.............................................      4
  6.............................................      3
  7.............................................      2
  8 (or more)...................................      0

---------------
     The Surrender Charge may be reduced under certain circumstances which include reduction in order to guarantee that certain amounts may be received free of surrender charge. See "Charges against Cash Value -- Guaranteed Free Surrender Amount" at page 20.
   ** For certain Qualified Contracts, the Annual Contract Charge is reduced to
      $15. See "Charges Against Cash Value -- Annual Contract Charge", at page
      21.
  *** The Mortality and Expense Risk charge is deducted at a daily equivalent to an annual rate of 1.25 percent from the value of the net assets of the Separate Account.
 **** Fees and expenses associated with the computation of the net asset value of the Fund were reallocated from MONY America to the Fund effective on and after October 14, 1997. The table reflects the impact of the reallocation of fees and expenses as if the reallocation had become effective on and after January 1, 1997. Expenses also include custodial credit percentages as follows: Intermediate Term Bond -- .0080%; Long Term Bond -- .0043%; Government Securities -- .0169%; and Money
      Market -- .0048%.
***** Management Fees of .50% became effective on and after October 14, 1997.
      Prior thereto, the investment advisory fees were .40%. The table reflects the impact of the increased fees as if the increase had become effective on and after January 1, 1997. (See "CHARGES AND DEDUCTIONS -- Investment Advisory Fee" at page 22.)
     + These expenses reflect expense reimbursements in effect on May 1, 1995.
       Absent these expense reimbursements, expenses would have been as follows:
       Equity -- .84%; Small Cap -- .86%; Managed -- .76%; International
       Growth -- 1.19%; and High Yield Bond -- .77%. The Equity, Small Cap, and Managed Portfolio reimbursements relate to mutual fund accounting expense.

     The purpose of the Table of Fees beginning on page 5 is to assist the Contractholder in understanding the various costs and expenses that the Contractholder will bear, directly or indirectly. The table reflects the expenses of the separate account as well as of MONY Series Fund, Inc. and Enterprise Accumulation Trust. MONY Series Fund and the Accumulation Trust have provided information relating to their respective operations. The expenses borne by the Separate Account are explained under the caption "Charges and Deductions" at page 19 of this Prospectus. The expenses borne by the MONY Series Fund, Inc. are explained under the caption "Investment Management Arrangements and Expenses" at page 14 of the accompanying prospectus for MONY Series Fund. The expenses borne by the Accumulation Trust assume that the expense reimbursements in effect on and after May 1, 1990 for the Equity, Small Cap, and Managed Portfolios which limit the total annual expenses to 1.00% of average net assets and expense reimbursements which, on and after November 16, 1994 (commencement of operations), limit the total annual expenses of the International Growth Portfolio to 1.55% of average net assets and the High Yield Bond Portfolio to
 .85% of average net assets, will continue throughout the period shown and are explained under the caption "Management of the Fund" at page 19 of the accompanying prospectus for the Accumulation Trust. Effective on and after May 1, 1996 and at least through April 1, 1998, as a part of the increase in investment advisory fees, the investment adviser has agreed to reimburse the Accumulation Trust for expenses which exceed .95% of the average daily net assets of the Equity, Small Company Value, and Managed Portfolios of the Trust. The table does not reflect income taxes or penalty taxes which may become payable under the Internal Revenue Code or premium or other taxes which may be imposed under state or local laws.

EXAMPLE

     If you surrender your Contract at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                                   AFTER      AFTER      AFTER      AFTER
                   SUBACCOUNT                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
                   ----------                      ------    -------    -------    --------
Equity...........................................   $85       $122       $162        $252
Small Company Value..............................   $85       $123       $163        $254
Managed..........................................   $84       $120       $158        $244
International Growth.............................   $89       $133       $179        $288
High Yield Bond..................................   $84       $120       $158        $245
Intermediate Term Bond...........................   $82       $112       $145        $218
Long Term Bond...................................   $81       $111       $144        $216
Government Securities............................   $82       $113       $147        $223
Money Market.....................................   $81       $110       $142        $213

     If you annuitize at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                                   AFTER      AFTER      AFTER      AFTER
                   SUBACCOUNT                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
                   ----------                      ------    -------    -------    --------
Equity...........................................   $85       $122       $117        $252
Small Company Value..............................   $85       $123       $118        $254
Managed..........................................   $84       $120       $113        $244
International Growth.............................   $89       $133       $135        $288
High Yield Bond..................................   $84       $120       $114        $245
Intermediate Term Bond...........................   $82       $112       $101        $218
Long Term Bond...................................   $81       $111       $100        $216
Government Securities............................   $82       $113       $103        $223
Money Market.....................................   $81       $110        $98        $213

     If you do not surrender your Contract at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                                   AFTER      AFTER      AFTER      AFTER
                   SUBACCOUNT                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
                   ----------                      ------    -------    -------    --------
Equity...........................................   $22        $69       $117        $252
Small Company Value..............................   $22        $69       $118        $254
Managed..........................................   $21        $66       $113        $244
International Growth.............................   $26        $79       $135        $288
High Yield Bond..................................   $22        $66       $114        $245
Intermediate Term Bond...........................   $19        $58       $101        $218
Long Term Bond...................................   $19        $58       $100        $216
Government Securities............................   $19        $60       $103        $223
Money Market.....................................   $18        $57        $98        $213

     The examples above should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. All Variable Account expenses as well as portfolio company (MONY Series Fund and the Accumulation Trust) expenses, net of expense reimbursements, are reflected in the examples. Not reflected in the examples which assume surrender at the end of each time period are income taxes and penalty taxes which may become payable under the Internal Revenue Code or premium or other taxes which may be imposed under state or local laws.

                        CONDENSED FINANCIAL INFORMATION

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                        MONY AMERICA VARIABLE ACCOUNT A
                            ACCUMULATION UNIT VALUES

                                                                          UNIT VALUE
                                                                     ---------------------
                                             DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,     DEC. 31,     DEC. 31,
          SUBACCOUNT            INCEPTION*     1988        1989        1990        1991        1992         1993         1994
          ----------            ----------   ---------   ---------   ---------   ---------   ---------   ----------   ----------
Equity........................    $10.00        $10.15      $12.29      $11.87      $15.40      $17.94       $19.11       $19.60
Small Cap.....................     10.00         10.19       11.91       10.61       15.53       18.64        22.01        21.73
Intermediate Term Bond........     10.00         10.29       11.35       11.99       13.66       14.43        15.37        14.95
Long Term Bond................     10.00         10.15       11.74       12.32       14.32       15.39        17.36        16.09
Managed.......................     10.00         10.39       13.61       12.96       18.71       21.93        23.91        24.22
Money Market..................     10.00         10.58       11.35       12.10       12.64       12.91        13.11        13.45
Government Securities.........     10.00            --          --          --          --          --           --        10.04
International Growth..........     10.00            --          --          --          --          --           --         9.91
High Yield Bond...............     10.00            --          --          --          --          --           --        10.05


                                 DEC. 31,     DEC. 31,     DEC. 31,
          SUBACCOUNT               1995         1996         1997
          ----------            ----------   ----------   ----------
Equity........................      $26.82       $33.18       $41.22
Small Cap.....................       24.11       $26.49        37.77
Intermediate Term Bond........       16.95       $17.36        18.47
Long Term Bond................       20.68       $20.36        22.81
Managed.......................       35.17       $42.90        52.75
Money Market..................       14.03       $14.57        15.15
Government Securities.........       11.00       $11.25        11.91
International Growth..........       11.22       $12.48        12.98
High Yield Bond...............       11.54       $12.88        14.42

                                                                UNITS OUTSTANDING
                                                        ---------------------------------
                                            DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,     DEC. 31,     DEC. 31,
                SUBACCOUNT                    1988        1989        1990        1991        1992         1993         1994
                ----------                  ---------   ---------   ---------   ---------   ---------   ----------   ----------
Equity....................................     84,575     406,388     724,942     932,249   1,556,288    2,956,822    3,865,965
Small Cap.................................     51,497     159,416     205,615     549,782   1,476,360    4,249,653    5,924,266
Intermediate Term Bond....................     65,156     147,723     224,861     335,862     673,719    1,673,790    1,753,781
Long Term Bond............................     94,174     188,093     409,738     618,029   1,193,954    2,673,790    2,245,807
Managed...................................    268,910   1,178,484   2,732,585   4,291,015   9,199,182   18,964,250   24,924,610
Money Market..............................    278,412     700,400   1,324,393   1,570,127   2,718,704    3,698,103    5,304,884
Government Securities.....................         --          --          --          --          --           --       17,347
International Growth......................         --          --          --          --          --           --      208,202
High Yield Bond...........................         --          --          --          --          --           --        6,870


                                             DEC. 31,     DEC. 31,     DEC. 31,
                SUBACCOUNT                     1995         1996         1997
                ----------                  ----------   ----------   ----------
Equity....................................   5,426,511    8,212,227   10,706,757
Small Cap.................................   6,055,472    6,346,453    8,401,211
Intermediate Term Bond....................   1,806,518    1,916,050    1,941,792
Long Term Bond............................   2,477,643    2,506,531    2,645,732
Managed...................................  31,540,233   39,371,381   43,843,754
Money Market..............................   6,504,679    8,278,977    8,585,010
Government Securities.....................     679,711    1,269,214    1,761,542
International Growth......................   1,456,982    3,610,923    5,021,078
High Yield Bond...........................   1,194,315    2,361,710    4,081,656

---------------
* MONY America Variable Account A commenced operations on November 25, 1987. The Intermediate Term Bond, Long Term Bond, and Money Market Subaccounts became available for allocation on that date, however, only the Money Market Subaccount had operations in 1987. The Equity, Small Cap, and Managed Subaccounts became available for allocation on August 1, 1988. The Government Securities, International Growth, and High Yield Bond Subaccounts first became available for allocation on November 16, 1994.

                      THE COMPANY AND THE VARIABLE ACCOUNT

MONY LIFE INSURANCE COMPANY OF AMERICA

     MONY Life Insurance Company of America (the "Company") is a stock life insurance company organized in the state of Arizona. The Company is currently licensed to sell life insurance and annuities in 49 states (not including New
York), the District of Columbia, the U.S. Virgin Islands and Puerto Rico. The Company is the corporate successor of VICO Credit Life Insurance Company, incorporated in Arizona on March 6, 1969. The Company's financial statements may be found in the Statement of Additional Information.

     The Company is a wholly owned subsidiary of The Mutual Life Insurance Company of New York ("MONY"), a mutual life insurance company organized under the laws of the state of New York in 1842. The principal offices of both MONY and the Company are at 1740 Broadway, New York, New York 10019. MONY Securities Corp., a wholly-owned subsidiary of MONY, is the principal underwriter for the Contracts described in this Prospectus. The Company may purchase certain administrative services from MONY under a services agreement, to enable the Company to administer the Contracts.

     In September 1997, MONY announced that it had begun the process of demutualization. If completed, it is not expected that demutualization will have any material effect on MONY America Variable Account A or the Contract.

YEAR 2000 ISSUE

     The Year 2000 issue is the result of widespread use of computer programs which use two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant costs associated with additional mainframe computer capacity which would have been necessary to accommodate a four digit year field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a major system failure or in miscalculations.

     The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the "Year 2000" issue and has developed and implemented a plan to resolve the issue. The Company currently believes that, with modifications to existing software and converting to new software, the Year 2000 problem will not pose significant operational problems for the Company's computer systems. However, if such modifications and conversions are not completed on a timely basis, the Year 2000 problem may have a material impact on the operations of the Company. Further, even if the Company completes such modifications and conversions, there can be no assurance that the failure by vendors or other third parties to solve the Year 2000 problem will not have a material impact on the operations of the Company.

     MONY Series Fund and the Accumulation Trust have reviewed with their respective investment advisers and other suppliers of services the status of their Year 2000 issue. MONY Series Fund and the Accumulation Trust prospectuses, which are included in the Prospectus Portfolio, contain the results of those status reviews. See MONY Series Fund prospectus at page 20; Accumulation Trust prospectus at page 20.

MONY AMERICA VARIABLE ACCOUNT A

     The Company established MONY America Variable Account A (the "Variable Account") on March 27, 1987, under Arizona law as a separate investment account. The Variable Account holds assets that are segregated from all of the Company's other assets and at present is used only to support individual flexible payment variable annuity contracts.

     The Company is the legal holder of the assets in the Variable Account and will at all times maintain assets in the Variable Account with a total market value at least equal to the contract liabilities for the Variable Account. The obligations under the Contracts are obligations of the Company. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account, are, in accordance with the Contracts, credited to or charged against the Variable Account without regard to other income, gains, or losses of the Company. The assets in the Variable Account may not be charged with liabilities which arise from any other business the Company conducts. The Variable Account's assets may include accumulations of the charges the Company makes against Contracts participating in the Variable Account. From time to time, any such additional assets may be transferred in cash to the Company's General Account.

     The Variable Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Variable Account. For state law purposes, the Variable Account is treated as a part or division of the Company. There are currently 14 Subaccounts within the Variable Account, and each invests only in a corresponding Portfolio of MONY Series Fund, Inc. or The Enterprise Accumulation Trust. Not all Subaccounts are available to the Contractholder.

THE FUNDS

     Each Subaccount of the Variable Account will invest only in the shares of a corresponding Portfolio of MONY Series Fund, Inc. (the "MONY Series Fund") or The Enterprise Accumulation Trust (the "Accumulation Trust") (the MONY Series Fund and the Accumulation Trust are collectively called the "Funds"). The Funds are registered with the SEC under the 1940 Act as open-end diversified management investment companies. These registrations do not involve supervision by the SEC of the management or investment practices or policies of the Funds. Shares of the MONY Series Fund are currently sold to MONY America Variable Account L and MONY Variable Account L, separate accounts of, respectively, the Company and MONY, to fund Flexible Premium Variable Life Insurance contracts, to MONY America Variable Account S and MONY Variable Account S, separate accounts of, respectively, the Company and MONY, to fund variable life insurance with additional premium option contracts, and to the Keynote Series Account, a separate account of MONY, to fund certain individual variable annuity contracts issued by MONY and until June 24, 1994 to fund certain group variable annuity contracts issued by MONY. Shares of the Funds are sold to MONY Variable Account A, a separate account of MONY to fund contracts similar to the Contracts described in this Prospectus. Shares of the Funds may in the future be sold to other separate accounts, and the Funds may in the future create new Portfolios. In addition, the Company may make available additional Subaccounts with differing or similar investment objectives. The Funds, or either of them, may withdraw from sale any or all of the respective Portfolios in accordance with applicable law.

     The Board of Directors of the MONY Series Fund and the Board of Trustees of the Accumulation Trust each have undertaken to monitor the respective Fund for the existence of any material irreconcilable conflict between the interests of variable annuity contractholders and variable life insurance contractholders and shall report any such conflict to the boards of the Company and MONY. The Board of Directors of the Company and MONY have agreed to be responsible for reporting any potential or existing conflicts to the Directors and Trustees, respectively, of each of the Funds and, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts.

     The Variable Account will purchase and redeem shares from the Funds at net asset value. Shares will be redeemed to the extent necessary for the Company to collect charges under the Contracts, to pay Surrender Value upon full surrenders of the Contracts, to fund partial surrenders, to provide benefits under the Contracts, and to transfer assets from one Subaccount to another or between one or more Subaccounts of the Variable Account and the Guaranteed Interest Account as requested by Contractholders. Any dividend or capital gain distribution received from a Portfolio of a Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

     Investment Advisers. The MONY Series Fund at present receives investment advice with respect to each of its Portfolios from the Company, which acts as investment adviser to the MONY Series Fund.

     Effective September 16, 1994, the investment adviser with respect to the Equity, Small Cap, and Managed Portfolios of the Accumulation Trust is Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY ("Enterprise Capital"). Enterprise Capital has entered into a sub-advisory agreement with respect to the Equity and Managed Portfolios with OpCap Advisors. Prior to that date, OpCap Advisors, then known as Quest for Value Advisors, served as the investment adviser to the Accumulation Trust with respect to the Equity, Small Cap, and Managed Portfolios. Effective June 1, 1996, GAMCO Investors, Inc. (effective May 1, 1998 GAMCO Investors, Inc. changed its name to Gabelli Asset Management, Inc.) became the investment sub-adviser for the Small Cap Portfolio (now known as the Small Company Value Portfolio). Enterprise Capital also acts as investment adviser with respect to the International Growth and High Yield Bond Portfolios. It has entered into subinvestment advisory agreements as follows: International Growth -- Brinson Partners, and High Yield
Bond -- Caywood Scholl Capital Corporation.

     Investment Objectives. The investment objectives of the Portfolios currently available to Contractholders through corresponding Subaccounts of the Variable Account are set forth in the accompanying prospectus for each of the Funds and are described briefly below. There is no assurance that these objectives will be met.

     The investment objectives of each Portfolio are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio affected (which, for each of the Funds, means the lesser of (1) 67 percent of the Portfolio shares represented at a meeting at which more than 50 percent of the outstanding Portfolio shares are represented or (2) more than 50 percent of the outstanding Portfolio shares).

     Each Contractholder should periodically consider the allocation among the Subaccounts and the Guaranteed Interest Account in light of current market conditions and the investment risks attendant to investing in each of the Funds' various Portfolios. A full description of each of the Funds, their investment objectives, policies and restrictions, their expenses, the risks attendant to investing in each of the Funds' Portfolios, and other aspects of their operation is contained in the accompanying prospectus for each of the Funds, which should be read together with this Prospectus.

     The investment objectives of each of the Portfolios of the Funds and identification of which of the Funds offers the Portfolio is as follows:

          Equity Portfolio: Long term capital appreciation through investment in a diversified portfolio of primarily equity securities selected on the basis of a value oriented approach to investing. The Accumulation Trust offers this Portfolio.

          Small Company Value Portfolio: Capital appreciation through investment in a diversified portfolio of primarily equity securities of companies with market capitalizations of under $1 billion. Prior to May 1, 1998, the Small Company Value Portfolio was known as the Small Cap Portfolio. No change in the operation of this Portfolio resulted from the change in name. The Accumulation Trust offers this Portfolio.

          Managed Portfolio: Growth of capital over time through investment in a portfolio consisting of common stocks, bonds, and cash equivalents, the percentages of which will vary over time based on the investment manager's assessments of relative investment values. The Accumulation Trust offers this Portfolio.

          International Growth Portfolio: Capital appreciation, primarily through a diversified portfolio of non-United States equity securities. The Accumulation Trust offers this Portfolio.

          High Yield Bond Portfolio: Maximum current income, primarily from debt securities that are rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation. The Accumulation Trust offers this Portfolio.

          Government Securities Portfolio: The maximum current income over the intermediate term consistent with preservation of capital, through investment in highly-rated debt securities of the United States government and its agencies and money market instruments with a dollar-weighted average life of up to ten years at the time of purchase. The MONY Series Fund offers this Portfolio.

          Intermediate Term Bond Portfolio: The maximum income over the intermediate term consistent with preservation of capital, through investment in highly rated debt securities, U.S. Government obligations, and money market instruments, together having a dollar-weighted average life of between 4 and 8 years. The MONY Series Fund offers this Portfolio.

          Long Term Bond Portfolio: The maximum income over the longer term consistent with preservation of capital, through investment in highly rated debt securities, U.S. Government obligations, and money market instruments, together having a dollar-weighted average life of more than 8 years. The MONY Series Fund offers this Portfolio.

          Money Market Portfolio: The maximum current income consistent with preservation of capital and maintenance of liquidity, through investment in money market instruments. The MONY Series Fund offers this Portfolio.

GUARANTEED INTEREST ACCOUNT

     The Guaranteed Interest Account is a part of the Company's General Account and consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company, including the Variable Account.

     Crediting of Interest. Net Purchase Payments allocated by a Contractholder to the Guaranteed Interest Account will be credited with interest at the rate declared by the Company which the Company guarantees will not be less than 4% (0.010746%, compounded daily). For Contracts issued on and after May 1, 1994 (or on or after such later date as approval required in certain states is obtained), the rate declared by the Company is guaranteed not to be less than 3.5% (0.009426%, compounded daily). Each interest rate declared by the Company will be applicable for all Net Purchase Payments received or transfers from the Variable Account completed within the period during which it is effective. Initial Net Purchase Payments allocated to the Guaranteed Interest Account will be credited with interest at the rate in effect for the date on which the Contract is issued (and the funds transferred into the Money Market Subaccount) from and after the date on which the Free Look Privilege expires on all funds transferred from the Money Market Subaccount to the Guaranteed Interest Account. Amounts withdrawn from the Guaranteed Interest Account as a result of a transfer, partial surrender, or any charge imposed in accordance with the Contract, will be deemed to be withdrawals of amounts (and any interest credited thereon) most recently credited to the Guaranteed Interest Account.

     Prior to the expiration of the period for which a particular interest rate was guaranteed, the Company will declare a renewal interest rate to be effective for such succeeding period as the Company shall determine.

     Descriptions of the Guaranteed Interest Account are included in this Prospectus for the convenience of the purchaser. The Guaranteed Interest Account and the general account of the Company are not registered under the Securities Act of 1933 or the Investment Company Act of 1940. Accordingly, neither the general account of the Company nor the Guaranteed Interest Account are generally subject to the provisions of these Acts; however, disclosures regarding the Guaranteed Interest Account and the general account of the Company may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. The staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus which relate to the Guaranteed Interest Account and the general account of the Company.

                       PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF THE CONTRACT

     Individuals wishing to purchase a Contract must complete an application and personally deliver it to a licensed agent of the Company who is also a registered representative of MONY Securities Corp. ("MSC"), a wholly-owned subsidiary of the Company, which is the principal underwriter for the Contracts, or a registered broker dealer which has been authorized by MSC to sell the Contract. Except where certain automatic payment plans (i.e., government allotment, payroll deduction, or automatic checking account withdrawal plans) are used, the minimum initial Purchase Payment for the Contract is currently $2,000 for Non-Qualified Plans, $2,000 for individual retirement accounts and annuities purchased by individuals under Section 408 of the Code (other than Simplified Employee Pensions), and $600 for H.R. 10 plans (self-employed individuals' retirement plans under Section 401 or 403(c) of the Code), Simplified Employee Pensions under Section 408 of the Code, and annuity purchase plans sponsored by certain tax-exempt organizations, governmental entities, or public school systems under Section 403(b) of the Code ("Tax Sheltered Annuities") and deferred compensation plans under Section 457 of the Code. These minimum initial Payments must be paid with the application for the Contract. Additional Payments may be made at any time in the minimum amount of $100. For certain automatic payment plans, however, the minimum additional payment is $50.

     Effective January 1, 1989, the Contracts offered by this Prospectus have been withdrawn from sale in all states in connection with Qualified Plans which intend to qualify for federal income tax advantages available under Section 403(b) of the Code.

     Different rules apply for government allotment, payroll deduction and automatic checking account withdrawal plans. For payroll deduction and automatic checking account withdrawal plans, Purchase Payments must be made at an annualized rate of $600 (i.e., $600 per year, $300 semiannually, $150 for each quarter year, or $50 per month). For government allotment plans, the minimum Purchase Payment is $50 per month.

     The Company reserves the right to revise its rules from time to time to specify different minimum Purchase Payments.

     In addition, the prior approval of the Company is required before it will accept a Purchase Payment where, with that Payment, cumulative Purchase Payments made under any one or more Contracts held by the Contractholder, less the amount of any prior partial surrenders and their Surrender Charges, exceed $1,500,000. The prior approval of the Company is also required before it will accept that part of a payment (or transfer) which would cause amounts credited to the Guaranteed Interest Account to exceed $250,000 on the date of payment (or transfer).

     The Company reserves the right to reject an application for any reason permitted by law.

     Net Purchase Payments received before the Contract Date will be held in the Company's General Account and will be credited with interest at not less than
3.5 percent per annum if the Contract is issued by the Company and accepted by the Contractholder. No interest will be paid if the Contract is not issued or if it is declined by the Contractholder. If the application is approved and the Contract is subsequently issued and accepted by the Contractholder, then on the Contract Date, amounts allocable to the Contract held in the Company's General Account will be transferred to the Money Market Subaccount of the Variable Account. These amounts will be held in that Subaccount pending expiration of the Free Look Period. (See "Free Look Privilege" below.) For purposes of crediting interest on amounts held in the General Account, Purchase Payments will be treated as received on the day of actual receipt at the Company's Operations Center. If an application is not complete when received by the Company at its Operations Center, and if it is not made complete within 5 days, the prospective purchaser will be informed of the reasons for the delay and the initial Purchase Payment will be returned in full (and the application will be declined), unless the prospective purchaser consents to the Company's retaining the Purchase Payment until the application is made complete.

FREE LOOK PRIVILEGE

     Within 10 days (or longer in certain states) of the day the Contract is delivered to the Contractholder (the "Free Look Period"), it may be returned to the Company or to the agent through whom it was purchased. When the Contract is received by the Company, it will be voided as if it had never been in force. Except for Contracts entered into in the Commonwealth of Pennsylvania, the amount to be refunded is equal to the greater of: (i) all Purchase Payments; and
(ii) Cash Value of the Contract (as of the date the returned Contract is received at the Home Office or, if returned by mail, upon being postmarked, properly addressed, and postage prepaid) plus any deductions from Purchase Payments for taxes applicable to annuity considerations that may have been deducted, mortality and expense risk charges deducted in determining the Unit value of the Variable Account, and asset charges deducted in determining the share value of the Funds. For Contracts entered into in the Commonwealth of Pennsylvania, the amount to be refunded is described in clause (ii) of the immediately preceding sentence.

ALLOCATION OF PREMIUMS AND CASH VALUE

     Allocation of Premiums. The Contractholder may allocate on the application Net Purchase Payments to the Subaccount(s) of the Variable Account or to the Guaranteed Interest Account. Any Net Purchase Payments received before the end of the Free Look Period (and any interest thereon) will initially be allocated to the Money Market Subaccount of the Variable Account on the later of (i) the Contract Date and (ii) the date the Payment is received at the Company's Operations Center. Net Purchase Payments will continue to be allocated to that Subaccount until the Free Look Period expires and, if the allocation on the application is incomplete or incorrect, a complete and correct allocation notification is received by the Company. (See "Free Look Privilege" above.) After the Free Look Period has expired and, if applicable, the correct and complete allocation notification has been received, the Contract's Cash Value held in the Money Market Subaccount will automatically be transferred to the Subaccount(s) of the Variable Account or to the Guaranteed Interest Account in accordance with the Contractholder's percentage allocation.

     After the Free Look Period, Net Purchase Payments under a nonautomatic payment plan will be allocated in accordance with the Contractholder's most recent instructions on record with the Company, unless the Contractholder at the time a Purchase Payment is made specifies the amount (not less than $10.00 per Subaccount) or the percentage (not less than 10 percent of the Payment) of the Net Purchase Payment to be allocated among the Subaccount(s). If the specific allocation is incorrect or incomplete, then that Net Purchase Payment will be made in accordance with the most recent correct payment allocation on record. For automatic payment plans, Net Purchase Payments will be allocated in accordance with the Contractholder's most recent instructions on record.

     The Contractholder may change the allocation formula specified in the initial allocation notification, or as changed in any subsequent notification, for future Net Purchase Payments at any time without charge by sending written notification to the Company at the Operations Center. Prior allocation instructions may also be changed by telephone subject to the rules of the Company and its right to terminate telephone allocation. The Company reserves the right to deny any telephone allocation request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), Contractholders might not be able to request changes in allocation of purchase payments by telephone and would have to submit written requests. Any such change, whether made in writing or by telephone, will be effective not later than 7 days after notification is received. The Company has adopted rules relating to changes of allocations by telephone, which, among other things, outlines procedures to be followed which are designed, and which the Company believes are reasonable, to prevent unauthorized instructions. If these procedures are followed, the Company shall not be liable for, and the Contractholder will therefore bear the entire risk of, any loss as a result of the Company's following telephone instructions in the event that such instructions prove to be fraudulent. A copy of the rules and the Company's form for electing telephone allocation privileges is available from licensed agents of the Company who are also registered representatives of MSC or by calling 1-800-487-6669. The Company's form must be signed and received at the Company's Syracuse Operations Center before telephone allocation instructions will be accepted.

     The minimum percentage of each Net Purchase Payment that may be allocated to any Subaccount of the Variable Account or to the Guaranteed Interest Account is 10 percent; all percentages must be expressed in whole numbers and must total 100 percent. The minimum amount of each Net Purchase Payment that may be allocated to any Subaccount of the Variable Account or to the Guaranteed Interest Account is $10.00.

     Upon receipt of a Purchase Payment, the Net Purchase Payments allocated to Subaccounts of the Variable Account will be credited to the designated Subaccount(s) in the form of Units. The number of Units to be credited to a Subaccount is determined by dividing the dollar amount allocated to the particular

Subaccount by the Unit value for the particular Subaccount for the Valuation Date on which the Purchase Payment is received.

     The Unit value for each Subaccount was established at $10 for the first Valuation Date. The Unit value for a Subaccount for any subsequent Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where:

     (a) is the per share net asset value on the Valuation Date of the Fund Portfolio in which the Subaccount invests times the number of such shares held in the Subaccount before the purchase or redemption of any shares on that Date.

     (b) is the mortality and expense risk charge accrued as of that Valuation Date. The daily mortality and expense risk charge is a percentage of the Subaccount's net asset value on the previous Valuation Date. (If the previous day was not a Valuation Date, then the daily mortality and expense risk charge is the applicable percentage times the number of days since the last Valuation Date times the Subaccount's net asset value on the last Valuation Date.)

     (c) is the total number of Units held in the Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

     The Unit value for these Subaccounts may increase, decrease, or remain constant from Valuation Date to Valuation Date, depending upon the investment performance of the Portfolio of the Fund in which the Subaccount is invested and any expenses and charges deducted from the Variable Account. The Contractholder bears the entire investment risk. Contractholders should periodically review their allocations of payments and values in light of market conditions and overall financial planning requirements.

     Net Purchase Payments to be allocated to the Guaranteed Interest Account will be credited to that account on the date of receipt at the Operations Center, if that date is a Valuation Date, and, if not, on the next Valuation Date. Interest will be credited daily. In the event that allocation of a Net Purchase Payment would cause the amounts credited to the Guaranteed Interest Account to exceed the $250,000 limit imposed by the Company, that part of a Net Purchase Payment allocated to the Guaranteed Interest Account which equals the difference between $250,000 and the amount credited to the Guaranteed Interest Account on the date the allocation is to be made will be accepted (and credited to the Guaranteed Interest Account) but the remainder of such allocation will be returned to the Contractholder.

     Cash Value. The Contract's Cash Value will reflect the investment performance of the selected Subaccount(s) of the Variable Account, amounts credited to the Guaranteed Interest Account, any Net Purchase Payments, any partial surrenders, and all charges imposed in connection with the Contract. There is no guaranteed minimum Cash Value, except to the extent Net Purchase Payments have been allocated to the Guaranteed Interest Account, and because a Contract's Cash Value at any future date will be dependent on a number of variables, it cannot be predetermined.

     Determination of Cash Value. The Cash Value of the Contract is determined on each Valuation Date. The Cash Value will be calculated first on the Contract Date and thereafter on each Valuation Date. On the Contract Date, the Contract's Cash Value will be the Net Purchase Payments received plus any interest credited on those Payments. During the period when Net Purchase Payments are held in the General Account, interest will be credited to the Contract. (See "Issuance of the Contract" at page 13.) After allocation of the amounts in the General Account to the Variable Account or to the Guaranteed Interest Account, on each Valuation Date, the Contract's Cash Value will be:

          (1) The aggregate of the Cash Values attributable to the Contract in each of the Subaccounts on the Valuation Date, determined for each Subaccount by multiplying the Subaccount's Unit value on that date by the number of Subaccount Units allocated to the Contract; plus

          (2) any amount credited to the Guaranteed Interest Account (which shall be the aggregate of all Net Purchase Payments, plus interest credited, if any, plus or minus amounts transferred, if any, less partial surrenders, if any, less any charges and deductions imposed in accordance with the Contract terms detailed in the Prospectus); plus

          (3) any Net Purchase Payment received on that Valuation Date; less

          (4) any partial surrender amount and its Surrender Charge made on that Valuation Date; less

          (5) any Annual Contract Charge deductible on that Valuation Date.

     In computing the Contract's Cash Value, the number of Subaccount Units allocated to the Contract is determined after any transfers among Subaccounts (and deduction of transfer charges) or between one or more of the Subaccounts and the Guaranteed Interest Account, but before any other Contract transactions, such as receipt of Net Purchase Payments and partial surrenders, on the Valuation Date. If the Contract's Cash Value is to be calculated for a day that is not a Valuation Date, the next following Valuation Date will be used.

     Transfers. After the Free Look Period has expired, the value attributable to the Contract may be transferred among the Subaccounts of the Variable Account. There is no minimum amount that need be transferred. The Company will effectuate transfers and determine all values in connection with transfers among the Subaccounts on the date on which the transfer request is received at the Operations Center, if that date is a Valuation Date and, if not, on the next Valuation Date. Different provisions apply to transfers involving the Guaranteed Interest Account. (See "Allocation of Premiums and Cash Value -- Transfers Involving the Guaranteed Interest Account", below.) Transfers may be made by sending a written request to the Operations Center or by telephone, subject to the rules of the Company and its right to terminate telephone transfers. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), Contractholders might not be able to request transfers by telephone and would have to submit written requests. If a written transfer request is incomplete or incorrect, no transfer will be made and the request will be returned to the Contractholder. Telephone transfer instructions will only be accepted if complete and correct. The Company has adopted guidelines relating to telephone transfers which, among other things, outlines procedures to be followed which are designed, and which the Company believes are reasonable, to prevent unauthorized transfers. If these procedures are followed, the Company shall not be liable for, and the Contractholder will therefore bear the entire risk of, any loss as a result of the Company's following telephone instructions in the event that such instructions prove to be fraudulent. A copy of the guidelines and the Company's form for electing telephone transfer privileges is available from licensed agents of the Company who are also registered representatives of MSC or by calling 1-800-487-6669. The Company's form must be signed and received at the Company's Syracuse Operations Center before telephone transfers will be accepted.

     A transfer charge will not be imposed on the first 4 transfers made during any Contract Year. (See "Charges Against Cash Value -- Transfer Charge" at page 21.) For any additional transfers during a Contract Year, a transfer charge is not currently imposed, but the Company has reserved the right to impose a charge for each transfer in excess of 4, which will not exceed $25 per transfer. If imposed, the transfer charge will be deducted from the Subaccount(s) or the Guaranteed Interest Account from which the amounts are transferred. This charge is in addition to the amount transferred. If, however, there is insufficient Cash Value in a Subaccount or in the Guaranteed Interest Account to provide for its proportionate share of the charge, then the entire charge will be allocated in the same manner as the Annual Contract Charge. (See "Charges Against Cash Value -- Annual Contract Charge" at page 21.) All transfers included in a single request are treated as one transfer transaction. A transfer resulting from the first reallocation of Cash Value at the expiration of the Free Look Period will not be subject to a transfer charge, nor will it be counted against the 4 transfers allowed in each Contract Year without charge. Under present law, transfers are not taxable transactions.

     Transfers Involving the Guaranteed Interest Account. Transfers to or from the Guaranteed Interest Account are subject to the following limitations. The prior approval of the Company is required before it will accept that part of a transfer which would cause amounts credited to the Guaranteed Interest Account to exceed $250,000. The portion of any transfer which cannot be made because of such limitation will be allocated back to the Subaccounts designated in that transfer as the Subaccounts from which amounts were to be transferred in the proportion that the amount requested by the Contractholder to be transferred from each Subaccount bears to the total amount transferred. Transfers from amounts credited to the Guaranteed Interest

Account to one or more Subaccounts may be made once during each Contract Year, and the amount which may be transferred is limited to the greater of (i) 25% of the amounts credited to the Guaranteed Interest Account of the Contractholder on the date the transfer would take effect or (ii) $5,000. Transfer of amounts from the Guaranteed Interest Account to one or more Subaccounts will be effective only on an anniversary of the Contract Date or on a Valuation Date not more than 30 days thereafter. Requests received not more than 10 days before the anniversary of the Contract Date will be executed on the anniversary of the Contract Date. Requests received within 30 days after the anniversary of the Contract date will be executed on the Valuation Date which coincides with or next follows the date the request is received. Requests received more than 10 days before or 30 days after the anniversary of the Contract Date will be returned to the Contractholder.

TERMINATION OF THE CONTRACT

     The Contract will remain in force until the earlier of (1) the date the Contract is surrendered in full, (2) the Annuity Commencement Date, (3) the Contract Anniversary on which, after deduction for any Annual Contract Charge then due, no Cash Value remains in the Contract, and (4) the date the Death Benefit is payable under the Contract.

                                   SURRENDERS

     At any time on or before the Annuity Commencement Date and during the lifetime of the Annuitant, the Contractholder may elect to make a surrender of all or part of the Contract's value. Any such election shall specify the amount of the surrender and will be effective on the date a proper request is received by the Company at its Operations Center.

     The amount of the surrender may be equal to the Contract's Surrender Value, which is its Cash Value less (1) any applicable Surrender Charge and (2) (for a full surrender) any Annual Contract Charge. The Surrender may also be for a lesser amount (a "partial surrender") of at least $100. If a partial surrender is requested, and that surrender would leave a Cash Value of less than $1,000, then that partial surrender will be treated and processed as a full surrender, and the entire Surrender Value will be paid to the Contractholder. For a partial surrender, any Surrender Charge will be in addition to the amount requested by the Contractholder.

     A surrender will result in the cancellation of Units and the withdrawal of amounts credited to the Guaranteed Interest Account, in accordance with the directions of the Contractholder, with an aggregate value equal to the dollar amount of the surrender plus, if applicable, the Annual Contract Charge and any Surrender Charge. For a partial surrender, the Company will cancel Units of the particular Subaccounts and withdraw amounts from the Guaranteed Interest Account in accordance with the allocation specified by the Contractholder in written notice to the Company at its Operations Center at the time the request for the partial surrender is received; provided, however, that allocations by a Contractholder against the Guaranteed Interest Account will be limited (the "GIA Allocation Limitation") to that amount which bears the same proportion to the total amount being surrendered as the amount credited to the Guaranteed Interest Account of the Contractholder bears to the total of (i) all amounts credited to the Guaranteed Interest Account of the Contractholder and (ii) the aggregate value of Units held in all Subaccounts of the Contractholder, unless there is no Cash Value in any Subaccount at the time the transfer request is received. Allocations may be by either amount or percentage. Allocations by amount require that at least $25 be allocated against the Guaranteed Interest Account or any Subaccount designated by the Contractholder. Allocations by percentage must be in whole percentages (totalling 100 percent), and at least 10 percent of the partial surrender must be allocated to any Subaccount designated by the Contractholder. If there is insufficient Cash Value in the Contractholder's Guaranteed Interest Account or a Subaccount to provide for the requested allocation against it, or if the GIA Allocation Limitation is exceeded, or the request is incorrect, the request will not be accepted. If an allocation is not requested, then the entire amount of the partial surrender will be allocated against the Guaranteed Interest Account and each Subaccount in the same proportion that the Contract's Cash Value held in the Guaranteed Interest Account and each Subaccount bears to the Contract's Cash Value.

     Any Surrender Charge will be allocated against the Guaranteed Interest Account and each Subaccount in the same proportion that the amount of a partial surrender allocated against the Guaranteed Interest Account and each Subaccount bears to the total amount of the partial surrender. In the event that an allocation of the partial surrender is not made, or there is insufficient cash value in the Guaranteed Interest Account or any Subaccount to provide for its proportionate share of the Surrender Charge, then the entire Surrender Charge will be allocated against the Guaranteed Interest Account and each Subaccount in the same proportion that the Cash Value held in the Guaranteed Interest Account and each Subaccount (after allocation of the partial surrender amount) bears to the Contract's Cash Value.

     Any cash surrender amount will be paid within seven (7) days from the date the election becomes effective, except as the Company may be permitted to postpone such payment in accordance with the Investment Company Act of 1940. Postponement is currently permissible only (1) for any period (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, or (b) during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, (2) for any period during which an emergency exists as a result of which (a) disposal of securities held by the Funds is not reasonably practicable, or (b) it is not reasonably practicable to determine the value of the net assets of the Funds, or
(3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of Contractholders. Any cash surrender involving payment from amounts credited to the Guaranteed Interest Account may, to the extent amounts are paid from the Guaranteed Interest Account, be postponed, at the option of the Company, for up to 6 months from the date the request for a surrender or proof of death is received by the Company. The Contractholder may elect to have the amount of a surrender settled under one of the Settlement Options of the Contract. (See "ANNUITY PROVISIONS" at page 23.)

     Since the Contracts offered by this Prospectus may be issued in connection with retirement plans that meet the requirements of certain sections of the Internal Revenue Code, reference should be made to the terms of the particular retirement plan for any limitations or restrictions on cash surrenders.

     Surrenders of certain Qualified Contracts are restricted not only by the terms of the particular plan pursuant to which such Qualified Contract is issued. Without such restriction on surrender, the Contracts would be subject to treatment under the Internal Revenue Code as annuity contracts rather than contracts governed by Section 403(b). (See "FEDERAL TAX STATUS" at page 29.)

     The tax consequences of a cash surrender should be carefully considered. (See "FEDERAL TAX STATUS" at page 29.)

                                 DEATH BENEFIT

DEATH BENEFIT PROVIDED BY THE CONTRACT

     In the event of the death of the Annuitant (and the Contingent Annuitant, if one has been named) (see "Contingent Annuitant" at page 26) prior to the Annuity Commencement Date, the Company will pay a Death Benefit to the Beneficiary. The amount of the Death Benefit will be the greater of (a) the Cash Value on the date of the Annuitant's death, and (b) the Purchase Payment paid, less any partial surrenders and their Surrender Charges. If the death of the Annuitant occurs on or after the Annuity Commencement Date, no Death Benefit will be payable except as may be provided under the Settlement Option elected.

ELECTION AND EFFECTIVE DATE OF ELECTION

     During the lifetime of the Annuitant and prior to the Annuity Commencement Date, the Contractholder may elect to have the Death Benefit of the Contract applied under one or more Settlement Options to effect an annuity for the Beneficiary as payee after the death of the Annuitant. (See "Settlement Options" at page 24.) If no election of a Settlement Option for the Death Benefit is in effect on the date when proceeds become payable, the Beneficiary may elect (a) to receive the Death Benefit in the form of a cash payment; or (b) to have Death Benefit applied under one of the Settlement Options. (See "Settlement Options" at page 24.) If an election by the payee is not received by the Company within thirty (30) days following the date proceeds become payable, the payee will be deemed to have elected a cash payment. Either election described above may be made by filing with the Company a written election in such form as the Company may require. Any proper election of a method of settlement of the Death Benefit by the Contractholder will become effective on the date it is signed, but any election will be subject to any payment made or action taken by the Company before receipt of the notice at the Company's Operations Center.

     Reference should be made to the terms of any applicable retirement plan and any applicable legislation for any limitations or restrictions on the election of a method of settlement and payment of the Death Benefit.

PAYMENT OF DEATH BENEFIT

     If the Death Benefit is to be paid in cash to the Beneficiary, payment will be made within seven (7) days of the date the election becomes effective or is deemed to become effective and due proof of death is received, except as the Company may be permitted to postpone such payment in accordance with the Investment Company Act of 1940. If the Death Benefit is to be paid in one sum to the Successor Beneficiary, or to the estate of the deceased Annuitant, payment will be made within seven (7) days of the date due proof of the death of the Annuitant and the Beneficiary is received by the Company. Interest at a rate determined by the Company will be paid on any Death Benefit paid in one sum, from the date of the Annuitant's (or Contingent Annuitant's, if applicable) death to the date of payment. The interest rate will not be less than 2 3/4 percent annually.

                             CHARGES AND DEDUCTIONS

     Charges may be assessed under the Contracts as follows:

DEDUCTIONS FROM PAYMENTS

     A deduction may be made from each Purchase Payment for premium or similar taxes prior to allocation of any Net Purchase Payment among the Subaccounts of the Variable Account. Currently, the Company does not make such a deduction, but may do so in the future. The Company will provide the Contractholder with written notice of its intention to make deductions for premium or other taxes. Any such deduction will apply only to Purchase Payments made after notice has been sent by the Company. The amount of the deduction will vary from locality to locality, but will generally range from 0 percent to 3.5 percent of Purchase Payments. Residents of the Commonwealth of Pennsylvania should be aware that a tax on Purchase Payments has been adopted; however, the Company currently is assuming responsibility for payment of this tax. In the event that the Company will begin to make deductions for such tax from future Purchase Payments, it will give notice to each affected Contractholder.

CHARGES AGAINST CASH VALUE

     Surrender Charge. The Contract imposes a contingent deferred sales charge, called a "Surrender Charge," on full and partial surrenders and on the Annuity Commencement Date. The Surrender Charge, which will never exceed 7 percent of total Purchase Payments, is intended to reimburse the Company for expenses incurred in distributing the Contract. To the extent such charge is insufficient to cover all distribution costs, the Company will make up the difference using funds from its General Account, which may contain funds deducted from the Variable Account to cover mortality and expense risks borne by the Company. (See "Mortality and Expense Risk Charge" at page 22.)

     If all or a portion of the Contract's Surrender Value (see "SURRENDERS" at page 17) is surrendered or if the Surrender Value is received at maturity on the Annuity Commencement Date, a Surrender Charge will be calculated at the time of surrender and will be deducted from the Cash Value. A Surrender Charge will not be imposed against Cash Value surrendered in a Contract Year up to an amount equal to Net Purchase Payments made by the Contractholder prior to the Contract Year of the surrender and the preceding 7 Contract Years. In addition, the Surrender Charge, which otherwise would have been deducted, will not be deducted to the extent necessary to permit the Contractholder to obtain, an amount equal to the Guaranteed Free Surrender Amount (the "Guaranteed Free Surrender Amount"). (See "Guaranteed Free Surrender Amount" at page 21.) No Surrender Charge will be imposed if the surrender is a full surrender and the following conditions are met: (i) the Annuitant is age 59 1/2 or older on the date of the full surrender; (ii) the Contract has been in force for at least 10 Contract Years; and (iii) one or more Purchase Payments were remitted during each of at least 7 of the 10 Contract Years immediately preceding the date of surrender. Except in certain states, no Surrender Charge will be imposed if the Contract is surrendered after the third Contract Year and the surrender proceeds are paid under either Settlement Option 3 or Settlement Option 3A. (See "Settlement Options" at page 24.) In no event will the aggregate Surrender Charge exceed 7 percent of the total Purchase Payments made in the Year of the surrender and during the 7 preceding Contract Years.

     For a partial surrender, the Surrender Charge will be deducted from any remaining Contract Value, if sufficient; otherwise, it will be deducted from the amount surrendered. Any Surrender Charge will be allocated against the Guaranteed Interest Account and each Subaccount of the Variable Account in the same proportion that the amount of the partial surrender allocated against the Guaranteed Interest Account and each Subaccount bears to the total amount of the partial surrender. But, if there is insufficient cash value in the Guaranteed Interest Account or any Subaccount to provide for its proportionate share of the charge, then the entire charge will be allocated against the Guaranteed Interest Account and each Subaccount in the same proportion that the Cash Value held in the Guaranteed Interest Account and each Subaccount bears to the Cash Value in the Guaranteed Interest Account and all Subaccounts.

     No Surrender Charge will be deducted from Death Benefits. (See "DEATH BENEFIT" at page 29.)

     For purposes of determining the Surrender Charge, surrenders will be attributed to payments on a first-in, first-out basis. Contractholders should note that this is different from the allocation method that is used for determining tax obligations. (See "FEDERAL TAX STATUS" at page 29.)

     Amount of Surrender Charge. The amount of the Surrender Charge is determined as follows:

     Step 1. Allocate Purchase Payments on a first-in, first-out basis to the amount surrendered (any Purchase Payments previously allocated to calculate a surrender charge are unavailable for allocation to calculate any future surrender charges); and

     Step 2. Multiply each such allocated Purchase Payment by the appropriate surrender charge percentage determined on the basis of the table below:

                       SURRENDER CHARGE PERCENTAGE TABLE

                       # OF CONTRACT
                    ANNIVERSARIES SINCE                       SURRENDER
                      PURCHASE PAYMENT                          CHARGE
                          RECEIVED                            PERCENTAGE
                    -------------------                       ----------
     0......................................................      7%
     1......................................................      7
     2......................................................      6
     3......................................................      6
     4......................................................      5
     5......................................................      4
     6......................................................      3
     7......................................................      2
     8 (or more)............................................      0

     Step 3.  Add the products of each multiplication in Step 2 above.

     Guaranteed Free Surrender Amount. The Surrender Charge may be reduced by using the Guaranteed Free Surrender Amount provided for in the Contract. For Non-qualified Contracts (and Contracts issued for

IRA and SEP-IRA) in certain states which have granted approval, the Guaranteed Free Surrender Amount provides that an amount up to 10% of the Contract's Cash Value (on the date the first partial surrender request is received during a Contract Year) may be surrendered without application of a surrender charge. For Qualified Contracts issued on or after May 1, 1994 (other than Contracts issued for IRA and SEP-IRA) in certain states which have granted approval, the Guaranteed Free Surrender Amount provides that the greater of $10,000, (but not more than the Contract's Cash Value) or 10% of the Contract's Cash Value (on the date the first partial surrender request is received during a Contract Year) may be surrendered without application of surrender charge. (See a registered representative of MSC who is also a licensed agent of the Company for which states have granted approval). For holders of Qualified Contracts issued before May 1, 1994 and for holders of Contracts in those states where approval has not been granted, the Guaranteed Free Surrender Amount for Qualified Contracts and Nonqualified Contracts is an amount up to 10% of the Contract's Cash Value (on the date the partial surrender request is received) which may be surrendered once during a Contract Year, provided no prior partial surrender was made during that Contract Year. The Company reserves the right to limit the number of partial surrenders made under the Guaranteed Free Surrender Amount to 12 during any Contract Year. Since Purchase Payments are allocated on a first-in, first-out basis, the free surrender amount will not reduce surrender charges to the extent that any Cash Value in that amount is equal to Purchase Payments received 8 or more Contract Anniversaries ago.

     For illustrations of how the Surrender Charge is calculated, see Appendix A beginning on page A-1 of this Prospectus.

     Annual Contract Charge. The Company has primary responsibility for the administration of the Contract and the Variable Account. Ordinary administrative expenses expected to be incurred include premium collection, recordkeeping, processing death benefit claims and surrenders, preparing and mailing reports, and overhead costs. In addition, the Company expects to incur certain additional administrative expenses in connection with the issuance of the Contract, including the review of applications and the establishment of Contract records.

     The Company intends to administer the Contract itself through an arrangement whereby the Company may purchase some administrative services from MONY and such other sources as may be available.

     An Annual Contract Charge will be deducted from the Contract's Cash Value to help cover administrative expenses. Currently, for Non-Qualified Contracts (and Contracts issued for IRA and SEP-IRA) the amount of the charge is $30, but it may be increased to as much as $50 on 30 days' written notice to the Contractholder. For Qualified Contracts (other than those issued for IRA and SEP-IRA) currently the amount of the charge is reduced to $15, but it may be increased to as much as $50 on 30 days' written notice to the Contractholder, and will be increased to $30 in the event that the Contract is no longer a Qualified Contract. The charge will be deducted on (a) each Contract Anniversary prior to the Annuity Commencement Date, (b) the Annuity Commencement Date, and
(c) the date of full surrender (if that date is not a Contract Anniversary). The amount of the charge will be allocated against the Guaranteed Interest Account and each Subaccount of the Variable Account in the same proportion that the Cash Value in the Guaranteed Interest Account and each Subaccount bears to the Cash Value of the Contract. The Company does not expect to make any profit from the administrative cost deductions.

     Transfer Charge. The Company has reserved the right to impose a transfer charge, which will not exceed $25, for each transfer instructed by the Contractholder among the Subaccounts or to or from the Guaranteed Interest Account and one or more of the Subaccounts in excess of 4 transfers in a Contract Year, to compensate the Company for the costs of effectuating the transfer. Currently, the Company does not do so. The Company does not expect to make a profit from the transfer charge. This charge will be deducted from the Contract's Cash Value held in the Subaccount(s) from which the transfer is made, or from the Guaranteed Interest Account if a transfer is made therefrom, and will be allocated against these Subaccount(s) or the Guaranteed Interest Account in the same proportion as the amounts transferred. If there is insufficient value in a Subaccount or the Guaranteed Interest Account to provide for that Subaccount's or the Guaranteed Interest Account's proportionate share of the charge, then the entire charge will be allocated in the same manner as the Annual Contract Charge. (See "Charges Against Cash
Value -- Annual Contract Charge" at page 21.)

MORTALITY AND EXPENSE RISK CHARGE

     A daily charge will be deducted from the value of the net assets of the Variable Account to compensate the Company for mortality and expense risks assumed in connection with the Contract. This daily charge from the Variable Account will be at the rate of 0.003425 percent (equivalent to an annual rate of 1.25 percent) of the average daily net assets of the Variable Account. Of the
1.25 percent charge, .80 percent is for assuming mortality risks, and .45 percent is for assuming expense risks. The daily charge will be deducted from the net asset value of the Variable Account, and therefore the Subaccounts, on each Valuation Date. These charges will not be deducted from the Guaranteed Interest Account. Where the previous day (or days) was not a Valuation Date, the deduction on the Valuation Date will be 0.003425 percent multiplied by the number of days since the last Valuation Date.

     The Company believes that this level of charge is within the range of industry practice for comparable individual flexible payment variable annuity contracts.

     The mortality risk assumed by the Company is that Annuitants may live for a longer time than projected, and that an aggregate amount of annuity benefits greater than that projected will accordingly be payable. In making this projection, the Company has used the mortality rates from the 1983 Table "a" (discrete functions without projections for future mortality), with 3 1/2 percent interest. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges provided in the Contracts.

     The Company does not expect to make a profit from the mortality and expense risk charge. Should, however, the amount of the charge exceed the amount needed, the excess will be retained by the Company in its general account. Should the amount of the charge be inadequate, the Company will pay the difference out of its general account.

TAXES

     Currently, no charge will be made against the Variable Account for federal income taxes. The Company may, however, make such a charge in the future if income or gains within the Variable Account will incur any federal income tax liability. Charges for other taxes, if any, attributable to the Variable Account may also be made. (See "FEDERAL TAX STATUS" at page 29.)

INVESTMENT ADVISORY FEE

     Because the Variable Account purchases shares of the Funds, the net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by the Funds. The Company, as investment adviser to the MONY Series Fund, will receive monthly compensation with respect to the Intermediate Term Bond, Long Term Bond, and Government Securities Portfolios that it advises at an annual rate of 0.50 percent of the first $400 million of the aggregate average daily net assets of each of the MONY Series Fund Portfolios, 0.35 percent of the next $400 million of the aggregate average daily net assets of each of the MONY Series Fund Portfolios, and 0.30 percent of the aggregate average daily net assets of each of the MONY Series Fund Portfolios in excess of $800 million. The Company, as investment adviser to the MONY Series Fund, will receive monthly compensation with respect to the Money Market Portfolio that it advises at an annual rate of 0.40 percent of the first $400 million of the average daily net assets of the Money Market Portfolio; 0.35 percent of the next $400 million of the average daily net assets of the Money Market Portfolio; and
0.30 percent of the average daily net assets of the Money Market Portfolio in excess of $800 million. Enterprise Capital, as investment adviser to the Accumulation Trust, will receive from the Accumulation Trust monthly compensation with respect to the Equity, Small Company Value, and Managed Portfolio that it advises at an annual rate of 0.80 percent of the first $400 million of the aggregate average daily net assets of those portfolios, 0.75 percent of the next $400 million of the aggregate average daily net assets of those portfolios, and 0.70 percent of the aggregate average daily net assets of those portfolios which exceed $800 million. OpCap

Advisors,as sub-investment adviser to the Equity and Managed Portfolios of the Accumulation Trust, will receive from Enterprise Capital and not the Accumulation Trust .40 percent (0.30 percent of assets in excess of $1 billion) of the aggregate average daily net assets of the Equity and Managed Portfolios. Gabelli Asset Management, Inc. (formerly GAMCO Investors, Inc.), as sub-investment adviser to the Small Company Value Portfolio (formerly Small Cap Portfolio) of the Accumulation Trust, will receive from Enterprise Capital and not the Accumulation Trust, 0.40 percent (0.30 percent of assets in excess of $1 billion) of the aggregate average daily net assets of the Small Company Value Portfolio. Enterprise Capital, as investment adviser to the Accumulation Trust, will receive with respect to the High Yield Bond Portfolio monthly compensation at an annual rate of 0.60 percent of the aggregate average daily net assets of the High Yield Bond Portfolio and Caywood Scholl Capital Corporation, as sub-investment adviser to the High Yield Bond Portfolio, will receive from Enterprise Capital and not the Accumulation Trust, .30 percent of the aggregate average daily net assets (.252 percent for assets in excess of $100 million) of the High Yield Bond Portfolio. Enterprise Capital, as investment adviser to the Accumulation Trust will receive with respect to the International Growth Portfolio monthly compensation at an annual rate of .85 percent of the aggregate average daily net assets of the International Growth Portfolio, and Brinson Partners, as sub-investment adviser to the International Growth Portfolio, will receive from Enterprise Capital and not the Accumulation Trust, .4495 percent (53% of the fee received by Enterprise Capital; the fee paid to Brinson Partners declines as assets exceed $100 million) of the aggregate average daily net assets of the International Growth Portfolio. The investment advisers will reimburse the Fund for the amount, if any, by which the aggregate ordinary operating expenses of any of these Portfolios incurred by the Funds in any calendar year in which shares are being offered exceed the most restrictive expense limitations then in effect under any state securities law or regulation. Currently, the most restrictive expense limitation in effect limits expenses of each Fund Portfolio to an amount equal to 2.5 percent of the first $30 million of average daily net assets of the Portfolio, 2.0 percent of the next $70 million of average daily net assets of the Portfolios, and 1.5 percent of average daily net assets of the Portfolio in excess of $100 million.

                               ANNUITY PROVISIONS

ANNUITY COMMENCEMENT DATE

     Annuity payments under a Contract will begin on the Annuity Commencement Date that is selected by the Contractholder at the time the Contract is applied for. The Annuity Commencement Date chosen may be no earlier than the Contract Anniversary nearest the Annuitant's 10th birthday, and no later than the Contract Anniversary nearest the Annuitant's 95th birthday. The minimum number of years from the Contract Date to the Annuity Commencement Date is 10. The Annuity Commencement Date may be advanced to a date not earlier than the 10th Contract Anniversary or deferred from time to time by the Contractholder by written notice to the Company, provided that (1) notice of such deferral or advance is received by the Company prior to the then current Annuity Commencement Date, and (2) the new Annuity Commencement Date is a date which is not later than the Contract Anniversary nearest the Annuitant's 95th birthday. A particular retirement plan may contain other restrictions.

     On the Annuity Commencement Date, the Contract's Surrender Value will be applied to provide an annuity or any other option previously chosen by the Contractholder and permitted by the Company. A supplementary contract will be issued, and that contract will set forth the terms of the settlement. No payments may be requested under the Contract's surrender provisions after the Annuity Commencement Date, and no surrender will be permitted except as may be available under the Settlement Option elected.

     For Contracts issued in connection with retirement plans, reference should be made to the terms of the particular retirement plan for any limitations or restrictions on the Annuity Commencement Date.

ELECTION AND CHANGE OF SETTLEMENT OPTION

     During the lifetime of the Annuitant and prior to the Annuity Commencement Date, the Contractholder may elect one or more of the Settlement Options described below, or such other settlement option (including a lump-sum payment) as may be agreed to by the Company. The Contractholder may also change any election, but written notice of an election or change of election must be received by the Company at its Operations Center prior to the Annuity Commencement Date. If no election is in effect on the Annuity

Commencement Date, Settlement Option 3, for a Life Annuity with 10 years certain, based on the Annuitant's life, will be deemed to have been elected.

     Settlement Options may also be elected by the Contractholder or the Beneficiary as provided in the Death Benefit and Surrender sections of this Prospectus. (See "Death Benefit" at page 19 and "Surrenders" at page 17.)

     Where applicable, reference should be made to the terms of a particular retirement plan and any applicable legislation for any limitations or restrictions on the options that may be elected.

SETTLEMENT OPTIONS

     Proceeds settled under the Settlement Options listed below or otherwise currently available will not participate in the investment experience of the Variable Account.

     Settlement Option 1 -- Interest Income: Interest on the proceeds at a rate (not less than 2 percent per year) set by the Company each year.

     Settlement Option 2 -- Income for Specified Period: Fixed monthly payments for a specified period of time, as elected. The payments may, at the Company's option, be increased by additional interest each year.

     Settlement Option 3 -- Single Life Income: Payments for the life of the payee and for a period certain. The period certain may be (a) 0 years, 10 years, or 20 years, or (b) the period required for the total income payments to equal the proceeds (refund period certain). The amount of the income will be determined by the Company on the date the proceeds become payable.

     Settlement Option 3A -- Joint Life Income: Payments during the joint lifetime of the payee and one other person, and during the lifetime of the survivor. The survivor's monthly income may be equal to either (a) the income payable during the joint lifetime or (b) two-thirds of that income. If a person for whom this option is chosen dies before the first monthly payment is made, the survivor will receive proceeds instead under Settlement Option 3, with 10 years certain.

     Settlement Option 4 -- Income of Specified Amount: Income, of an amount chosen, for as long as the proceeds and interest last. The amount chosen to be received as income in each year may not be less than 10 percent of the proceeds settled. Interest will be credited annually on the amount remaining unpaid at a rate determined annually by the Company. This rate will not be less than 2 percent per year.

     The Contract contains annuity payment rates for Settlement Options 3 and 3A described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of the monthly fixed annuity payment, when this payment is based on minimum guaranteed interest as described in the Contract.

     The annuity payment rates may vary according to the Settlement Option elected and the age of the payee. The mortality table used in determining the annuity payment rates for Options 3 and 3A is the 1983 Table "a" (discrete functions, without projections for future mortality), with 3 percent interest.

     Under Settlement Option 3, if income based on the period certain elected is the same as the income provided by another available period or periods certain, the Company will deem the election to have been made of the longest period certain.

     In Qualified Plans, settlement options available to Contractholders may be restricted by the terms of the plans.

FREQUENCY OF ANNUITY PAYMENTS

     Annuity payments will be paid as monthly installments unless the payee requests quarterly, semiannual, or annual installments at the time the option is chosen. However, if the net amount available to apply under any Settlement Option under any circumstances is less than $1,000, the Company shall have the right to pay such amount in one lump sum. In addition, if the payments provided for would be less than $25, the Company shall have the right to change the frequency of payments to such intervals as will result in payments of at least $25.

ADDITIONAL PROVISIONS

     The Company may require proof of age of the Annuitant before making any life annuity payment provided for by the Contract. If the age of the Annuitant has been misstated, the amount payable will be the amount that the amount settled would have provided at the correct age. Once life income payments have begun, any underpayments will be made up in one sum with the next annuity payment; overpayments will be deducted from the future annuity payments until the total is repaid.

     The Contract must be returned to the Company upon any settlement. Prior to any settlement of a death claim, due proof of the Annuitant's death must be submitted to the Company.

     Where any benefits under the Contract are contingent upon the recipient's being alive on a given date, the Company may require proof satisfactory to it that such condition has been met.

     The Contracts described in this Prospectus contain annuity payment rates that distinguish between men and women. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the annuity payment rates applicable to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of the Annuitant's sex. Unisex rates to be provided by the Company will apply for Qualified Plans.

     Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, and any comparable state laws that may be applicable, on any employment-related plan for which a Contract may be purchased.

                                OTHER PROVISIONS

OWNERSHIP

     The Contractholder has all rights and may receive all benefits under the Contract. During the lifetime of the Annuitant (and the Contingent Annuitant if one has been named), the Contractholder shall be the person so designated in the application, unless changed, or unless a Successor Contractholder becomes the Contractholder. On and after the death of the Annuitant (and the Contingent Annuitant, if applicable), the Beneficiary shall be the Contractholder.

     The Contractholder may name a Successor Contractholder or a new Contractholder at any time. If the Contractholder dies, the Successor Contractholder, if living, becomes the Contractholder. Any request for change must be: (1) made in writing; and (2) received at the Company. The change will become effective as of the date the written request is signed. A new choice of Contractholder or Successor Contractholder will not apply to any payment made or action taken by the Company prior to the time a request for change is received. Contractholders should consult a competent tax advisor prior to changing Contractholders.

PROVISION REQUIRED BY SECTION 72(s) OF THE CODE

     If the Contractholder of a Non-Qualified Plan dies before the Annuity Commencement Date and while the Annuitant is living, and if that Contractholder's spouse is not the Successor Contractholder as of the date of that Contractholder's death (as evidenced by proof satisfactory to the Company), then the Contract will be surrendered as of the date of that death. If the Successor Contractholder is the Beneficiary, the surrender proceeds may, at the option of the Successor Contractholder, be paid over the life of the Successor Contractholder. Such payments must begin no later than one year after such date of death. If the Successor Contractholder is a surviving spouse, then the surviving spouse will be treated as the new Contractholder of the Contract. Under such circumstances, it shall not be necessary to surrender the Contract. If the spouse is not the Successor Contractholder and there is no designated beneficiary, the proceeds must be distributed within 5 years after the date of death. However, under the terms of the Contract, if the spouse is not the Successor Contractholder, the Contract will be surrendered as of the date of death and the proceeds will be paid to the Beneficiary. This provision shall not extend the term of the Contract beyond the date when death proceeds become payable.

     Further, if the Contractholder dies on or after the Annuity Commencement Date, then any remaining portion of the proceeds will be distributed at least as rapidly as under the method of distribution being used as of the date of the Contractholder's death.

PROVISION REQUIRED BY SECTION 401(a)(9) OF THE CODE

     The entire interest of a Qualified Plan participant under the Contract will be distributed to the Contractholder or his/her Designated Beneficiary either by or beginning not later than April 1 of the calendar year following the calendar year in which the Qualified Plan Participant attains age 70 1/2. The period over which such distribution will be made is the life of such Participant or the lives of such Participant and Designated Beneficiary.

     Where distributions have begun in accordance with the previous paragraph and the Participant dies before the Contractholder's entire interest has been distributed to him/her, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of the Participant's death. If the Participant dies before the commencement of such distributions and there is no Designated Beneficiary, the Contract will be surrendered as of the date of death. The surrender proceeds must be distributed within 5 years after the date of death. But if there is a Designated Beneficiary, the surrender proceeds may, at the option of the Designated Beneficiary, be paid over the life of the Designated Beneficiary. In such case, distributions will begin not later than one year after the Participant's death. If the Designated Beneficiary is the surviving spouse of the Participant, the date on which the distributions will begin shall not be earlier than the date on which the Participant would have attained age 70 1/2. If the surviving spouse dies before distributions to him/her begin, the provisions of this paragraph shall be applied as if the surviving spouse were the Participant. If the Plan is an IRA under Section 408 of the Code, the surviving spouse may elect to forego distribution and treat the IRA as his/her own plan.

     It is the Contractholder's responsibility to assure that distribution rules imposed by the Code will be met. Qualified Plan Contracts include those qualifying for special treatment under Sections 401, 403, and 408 of the Code.

CONTINGENT ANNUITANT

     Except where the Contract is issued in connection with a Qualified Plan, a Contingent Annuitant may be designated by the Contractholder. Such designation may be made once before annuitization, either (1) in the application for the Contract, or (2) after the Contract is issued, by written notice to the Company at its Operations Center. The Contingent Annuitant may be deleted by written notice to the Company at its Operations Center. A designation or deletion of a Contingent Annuitant will take effect as of the date the written election was signed. The Company, however, must first accept and record the change at its Operations Center. The change will be subject to any payment made by the Company or action taken by the Company before receipt of the notice at the Company's Operations Center. The Contingent Annuitant will be deleted from the Contract automatically by the Company as of the Contract Anniversary nearest the Contingent Annuitant's 95th birthday.

     On the death of the Annuitant, the Contingent Annuitant will become the Annuitant, under the following conditions:

          (1) the death of the Annuitant must have occurred before the Annuity Commencement Date;

          (2) the Contingent Annuitant is living on the date of the Annuitant's death;

          (3) if the Annuitant was the Contractholder on the date of death, the Successor Contractholder must have been the Annuitant's spouse; and

          (4) if the Annuity Commencement Date is later than the Contract Anniversary nearest the Contingent Annuitant's 95th birthday, the Annuity Commencement Date will be automatically advanced to that Contract Anniversary.

     Effect of Contingent Annuitant's Becoming the Annuitant. If the Contingent Annuitant becomes the Annuitant at the death of the Annuitant, in accordance with the conditions specified above, the Death Benefit proceeds of the Contract will be paid to the Beneficiary only on the death of the Contingent Annuitant. If the Contingent Annuitant was the Beneficiary on the Annuitant's death, the Beneficiary will be changed automatically to the person who was the Successor Beneficiary on the date of death. If there was no Successor Beneficiary, then the Contingent Annuitant's executors or administrators, unless the Contractholder directed otherwise, will become the Beneficiary. All other rights and benefits under the Contract will continue in effect during the lifetime of the Contingent Annuitant as if the Contingent Annuitant were the Annuitant.

ASSIGNMENT

     The Company will not be bound by any assignment until the assignment (or a copy) is received by the Company at its Home Office. The Company is not responsible for assessing the validity or effect of any assignment. The Company shall not be liable as to any payment or other settlement made by the Company before receipt of the assignment.

     If the Contract is issued pursuant to certain retirement plans, then it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

     Because an assignment may be a taxable event, a Contractholder should consult a competent tax advisor before assigning the Contract.

CHANGE OF BENEFICIARY

     So long as the Contract is in force, the Beneficiary or Successor Beneficiary may be changed by written request to the Company at its Operations Center in a form acceptable to the Company. The Contract need not be returned unless requested by the Company. The change will take effect as of the date the request is signed, whether or not the Annuitant is living when the request is received by the Company. The Company will not, however, be liable for any payment made or action taken before receipt and acknowledgement of the request at its Operations Center.

SUBSTITUTION OF SECURITIES

     If the shares of any Portfolio of the Funds should no longer be available for investment by the Variable Account or, if in the judgment of the Company's Board of Directors, further investment in shares of one or more of the Portfolios of the Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another mutual fund for shares of the Funds already purchased or to be purchased in the future by Purchase Payments under the Contract. A substitution of securities in any Subaccount will take place only with prior approval of the Securities and Exchange Commission and under such requirements as it may impose.

MODIFICATION OF THE CONTRACTS

     Upon notice to the Contractholder, the Contract may be modified by the Company, but only if such modification (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company is subject or (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts or (3) is necessary to reflect a change in the operation of the Variable Account or the Subaccounts or the Guaranteed Interest Account or (4) provides additional Settlement Options or fixed accumulation options. In the event of any modification, the Company may make appropriate endorsement in the Contract to reflect such modification.

CHANGE IN OPERATION OF VARIABLE ACCOUNTS

     At the Company's election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of shares of the Funds held by the Subaccounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the Securities and Exchange Commission. In the event of any change in the operation of the Variable Account pursuant to this provision, the Company may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

                                 VOTING RIGHTS

     All of the assets held in the Subaccounts of the Variable Account will be invested in shares of the corresponding Portfolios of the Funds. The Company is the legal holder of those shares and as such has the right to vote to elect the Board of Directors of the MONY Series Fund or the Board of Trustees of the Accumulation Trust, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholder's meeting. To the extent required by law, the Company will vote the shares of each of the Funds held in the Variable Account (whether or not attributable to Contractholders) at shareholder meetings of each of the Funds in accordance with the instructions received from Contractholders. The number of votes will be determined as of the record date selected by the Board of Directors or the Board of Trustees of the respective Fund. The Company will furnish Contractholders with the proper forms to enable them to give it these instructions. Currently, the Company may disregard voting instructions under the circumstances described in the following paragraph.

     The Company may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Portfolios of either or both of the Funds, or to approve or disapprove an investment adviser or principal underwriter for either or both of the Funds. In addition, the Company itself may disregard voting instructions that would require changes in the investment objectives or policies of any Portfolio or in an investment adviser or principal underwriter for either or both of the Funds, if the Company reasonably disapproves those changes in accordance with applicable federal regulations. If the Company does disregard voting instructions, it will advise Contractholders of that action and its reasons for the action in the next semiannual report to Contractholders.

     Each Contractholder will have the equivalent of one vote per $100 of value attributable to the Contract held in each Subaccount of the Variable Account, with fractional votes for amounts less than $100. For voting purposes, this value attributable to the Contract is equal to the Cash Value. These votes, represented as votes per $100 of value in each Subaccount of the Variable Account, are converted into a proportionate number of votes in shares of the corresponding Portfolio of each of the Funds. Shares of each of the Funds held in each Subaccount for which no timely instructions from Contractholders are received will be voted by the Company in the same proportion as those shares in that Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, the Company may elect to vote shares of each of the Funds in its own right.

     The number of shares of the corresponding Portfolio of one of the Funds in a Subaccount for which instructions may be given by a Contractholder is determined by dividing the portion of the value attributable to the Contract held in that Subaccount by the net asset value of one share in the corresponding Portfolio of the respective Fund. In other words, if the value attributable to the Contract held in the Subaccount were $540 and the net asset value of the respective Fund's shares of the Portfolio held in that Subaccount were $20 per share on the record date, then the Contractholder could issue instructions on
5.4 votes (representing votes per $100 of value attributable to the Contract held in the Subaccount), which would be converted into instructions on 27 shares of the respective Fund.

     Matters on which Contractholders may give voting instructions include the following: (1) approval of any change in the Investment Advisory Agreement and Services Agreement, if any, for the Portfolio(s) of the Fund(s) corresponding to the Contractholder's selected Subaccount(s); (2) any change in the fundamental investment policies of the Portfolio(s) corresponding to the Contractholder's selected Subaccount(s); and (3) any other matter requiring a vote of the shareholders of either of the Funds. With respect to approval of the Investment Advisory Agreement or any change in a Portfolio's fundamental investment policies, Contractholders participating in that Portfolio will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.

                         DISTRIBUTION OF THE CONTRACTS

     MONY Securities Corp. ("MSC"), a New York corporation which is a wholly-owned subsidiary of MONY, will act as the principal underwriter of the Contracts, pursuant to an underwriting agreement with the Company. MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The Contracts are sold by individuals who are registered representatives of MSC and who are also licensed as life insurance agents for the Company. The Contracts may also be sold through other broker-dealers authorized by MSC and applicable law to do so. Commissions and other expenses directly related to the sale of the Contract will not exceed 6.0 percent of Purchase Payments. Additional compensation may be paid for persistency, sales quality, and contract size and for other services not directly related to the sale of the Contract. Such services include the training of personnel and the production of promotional literature.

                               FEDERAL TAX STATUS

INTRODUCTION

     The Contracts described in this Prospectus are designed for use by retirement plans that may or may not qualify for favorable tax treatment under the provisions of Section 401, 403 (other than 403(b)), 408(b), and 457 of the Code. The ultimate effect of federal income taxes on the value of the Contract's Cash Value, on annuity payments, and on the economic benefit to the Contractholder, the Annuitant, and the Beneficiary may depend upon the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned.

     The following discussion of the treatment of the Contracts and of the Company under the federal income tax laws is general in nature, is based upon the Company's understanding of current federal income tax laws, and is not intended as tax advice. Any person contemplating the purchase of a Contract should consult a qualified tax adviser. A more detailed description of the treatment of the Contract under federal income tax laws is contained in the Statement of Additional Information. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING ANY TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX TREATMENT OF THE COMPANY

     Under existing federal income tax laws, the income of the Variable Accounts, to the extent that it is applied to increase reserves under the Contracts, is substantially nontaxable to the Company.

TAXATION OF ANNUITIES IN GENERAL

     The Contracts offered by this Prospectus are designed for use in connection with Qualified Plans and Non-Qualified Plans. All or a portion of the contributions to such plans will be used to make Purchase Payments under the Contracts. In general, contributions to Qualified Plans and income earned on contributions to all plans are tax-deferred until distributed to plan participants or their beneficiaries. Such tax deferral is not, however, available for Non-Qualified Plans if the Contractholder is other than a natural person unless the contract is held as an agent for a natural person. Annuity payments made as retirement distributions under a Contract, except to the extent of participant (in the case of Qualified Plans) or Contractholder (in the case of Non-Qualified Plans) contributions, are generally taxable to the annuitant as ordinary income. Contractholders, Annuitants, and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, and payments under the retirement plans in connection with which the Contracts are purchased.

     The Company will withhold and remit to the United States Government and, where applicable, to state governments part of the taxable portion of each distribution made under a Contract unless the Contractholder or Annuitant provides his or her taxpayer identification number to the Company and notifies the Company that he or she chooses not to have amounts withheld.

     Under the Technical and Miscellaneous Revenue Act of 1988 ("TAMRA"), for purposes of determining the amount includable in gross income with respect to distributions not received as an annuity, including deemed distributions resulting from gratuitous transfers, all annuity contracts issued by the same company to the same Contractholder during any 12 month period, other than those issued to qualified retirement plans, will be treated as one annuity contract. The IRS is given power to prescribe additional rules to prevent avoidance of this rule through serial purchases of contracts or otherwise. None of these rules is expected to affect tax-benefitted plans.

     Effective January 1, 1993, distributions of plan benefits from qualified retirement plans, other than individual retirement arrangements ("IRAs"), generally will be subject to mandatory federal income tax withholding unless they either are:

          1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years, or

          2. Required by the Code upon the participant's attainment of age 70 1/2 or death.

     Such withholding will apply even if the distribution is rolled over into another qualified plan, including an IRA. The withholding can be avoided if the participant's interest is directly transferred by the old plan to another eligible qualified plan, including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and excise tax penalties.

     Under the generation skipping transfer tax, the Company may be liable for payment of this tax under certain circumstances. In the event that the Company determines that such liability exists, an amount necessary to pay the generation skipping transfer tax may be subtracted from the death benefit proceeds.

ANNUITY CONTRACTS GOVERNED BY SECTION 403(b) OF THE CODE

     An annuity contract will not be treated as a Qualified Contract under
Section 403(b) of the Code unless distributions which are attributable to a contribution made pursuant to a salary reduction agreement may be paid only: (1) when the Contractholder attains age 59 1/2; (2) when the Contractholder separates from the service of his employer; (3) when the Contractholder dies;
(4) when the Contractholder becomes permanently disabled within the meaning of
Section 72(m)(7) of the Code; or (5) in the case of hardship. These restrictions generally apply to contributions made after December 31, 1988 and to any increase in Cash Value of the Contract after December 31, 1988. Therefore effective January 1, 1989 and thereafter, any contributions made, or increase in Cash Value, on or after January 1, 1989 will be restricted from withdrawal except upon attainment of age 59 1/2, separation from service, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Contractholder's Purchase Payments). However, any Purchase Payments that reflect employer contributions and the earnings thereon will not be restricted unless specifically provided for by the applicable employer's plan.

     Effective January 1, 1989, the Contracts offered by this Prospectus have been withdrawn from sale in connection with Qualified Plans which intend to qualify for federal income tax advantages under Section 403(b) of the Code.

RETIREMENT PLANS

     The Contracts described in this Prospectus currently are designed for use with the following types of retirement plans:

          (1) Pension and Profit-Sharing Plans established by business employers and certain associations, as permitted by Sections 401(a) and 401(k) of the Code, including those purchasers who would have been covered under the rules governing H.R. 10 (Keogh) Plans;

          (2) Individual Retirement Annuities permitted by Section 408(b) of the Code, including Simplified Employee Pensions established by employers pursuant to Section 408(k);

          (3) Tax-Sheltered Annuity Plans established by certain educational and tax-exempt organizations under Section 403(b) of the Code. (Effective January 1, 1989, the Contracts offered by this Prospectus have been withdrawn from sale in all states in connection with Qualified Plans which intend to qualify for federal income tax advantages available under Section 403(b) of the Code.);

          (4) Deferred compensation plans provided by certain governmental entities under Section 457; and

          (5) Non-Qualified Plans.

     The tax rules applicable to participants in such retirement plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made herein to provide more than general information about the use of Contracts with the various types of retirement plans. Participants in such plans as well as Contractholders, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contracts. The Company will provide purchasers of Contracts used in connection with Individual Retirement Annuities with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Contract should consult a qualified tax adviser.

                             SPECIAL EXCHANGE OFFER

     Holders of flexible premium variable annuity contracts issued by the Company on and after November 1, 1987 will have a special right to exchange the contract which they hold for a Contract. The Company will waive all charges imposed upon the surrender of the contract which they hold, provided that (1) an application for the Contract be submitted upon the exercise of this special right, and (2) the special right is exercised not later than the expiration of 60 days from the latter of the date upon which the exchange program becomes effective and the date the Contract becomes available in the state in which such contractholder resides.

                                PERFORMANCE DATA

     From time to time the performance of one or more of the Subaccounts may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Subaccount reflects the results of the corresponding Portfolio of the Fund and recurring charges and deductions borne by or imposed on the Portfolio and the Subaccount. Set forth below for each Subaccount is the manner in which the data contained in such advertisements will be calculated.

     Money Market Subaccount. The performance data for this Subaccount will reflect the "yield" and "effective yield". The "yield" of the Subaccount refers to the income generated by an investment in the Subaccount over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     Subaccounts other than the Money Market Subaccount. The performance data for these Subaccounts will reflect the "yield" and "total return". The "yield" of each of these Subaccounts refers to the income generated by an investment in that Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Subaccount. The value of each Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees of both the Funds and the Variable Account other than the Surrender Charge. "Total return" for each of these Subaccounts refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions of both the Funds and the Variable Account, including any Surrender Charge imposed as a result of the full Surrender, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "total return" data is given. Total return data may also be shown assuming that the Contract continues in force (i.e., was not surrendered) beyond the close of the periods indicated, in which case that data would reflect all charges and deductions of both the Funds and the Variable Account other than the Surrender Charge. Returns for periods exceeding one year reflect the average annual total return for such period. In addition to the total return data described above based upon a $1,000 investment, comparable data may also be shown for an investment equal to the amount of the average purchase payment made by a purchaser of a Contract during the prior year.

     Non-Standardized Performance Data. From time to time, average annual total return or other performance data may also be advertised in non-standardized formats. Non-standard performance data will be accompanied by standard performance data, and the period covered or other non-standard features will be disclosed.

     In addition, reference in advertisements may be made to various indices, including, without limitation, the Standard & Poor's 500 Indices and the Lehman Brothers, Shearson, CDA/Wiesenberger, Russell, Merrill Lynch, and Wilshire indices, and to various ranking services, including, without limitation, the Lipper Annuity and Closed End Survey compiled by Lipper Analytical Services and the VARDS report compiled by Variable Annuity Research and Data Service in order to provide the reader a basis for comparison of performance.

                             ADDITIONAL INFORMATION

     This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

     For further information with respect to the Company and the Contracts offered by this Prospectus, including the Statement of Additional Information (which includes financial statements relating to the Company), Contractholders and prospective investors may also contact the Company at its address or phone number set forth on the cover of this Prospectus for requesting such statement. The Statement of Additional Information is available from the Company without charge.

                               LEGAL PROCEEDINGS

     There are no legal proceedings to which the Variable Account is a party. The Company and the principal underwriter are engaged in various kinds of routine litigation which, in the opinions of the Company and the principal underwriter, are not of material importance in relation to the total capital and surplus of the Company or the principal underwriter.

                              FINANCIAL STATEMENTS

     The financial statements for the Company should be distinguished from the financial statements of the Variable Account and should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. The financial statements of the Company should not be considered as bearing on the investment performance of the assets held in the Variable Account. The financial statements of the Company and The Variable Account are included in the Statement of Additional Information.

                               TABLE OF CONTENTS

                                       OF

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1998

ITEM                                                          PAGE
----                                                          ----
MONY Life Insurance Company of America......................    1
Legal Opinion...............................................    1
Independent Accountants.....................................    1
Federal Tax Status..........................................    1
Performance Data............................................    5
Financial Statements........................................  F-1

     If you would like to receive a copy of the MONY America Variable Account A Statement of Additional Information, please return this request to:

          MONY Life Insurance Company of America
        Mail Drop 8-27
        1740 Broadway
        New York, New York 10019

        Your name  ______________________________________

        Address  _________________________________________

        City ____________  State ____________  Zip  _______

     Please send me a copy of the MONY America Variable Account A Statement of Additional Information.

Policy B2-88/B4-88

FORM NO. 13454 (5/98)                                                   33-20453

                                   APPENDIX A

                        CALCULATION OF SURRENDER CHARGE

ILLUSTRATION 1

     Suppose an initial Purchase Payment of $15,000 is the only payment made, and no taxes are deducted from this payment. At the beginning of the third Contract Year, the Cash Value of the Contract has grown to $18,000 and the Contractholder requests a partial surrender of $2,000.

     The Surrender Charge is determined as follows:

     Step 1: Purchase Payments are allocated to the surrender amount, as follows:

           NUMBER OF CONTRACT
          ANNIVERSARIES SINCE                                    AMOUNT       AMOUNT AVAILABLE
            PURCHASE PAYMENT               CONTRACT YEAR       ALLOCATED      FOR ALLOCATION TO
             RECEIVED BY US               PAYMENT RECEIVED    TO SURRENDER    FUTURE SURRENDERS
          -------------------             ----------------    ------------    -----------------
        0...............................         3               $    0            $     0
        1...............................         2                    0                  0
        2...............................         1                2,000             13,000

IF THE CONTRACT IS A NON-QUALIFIED CONTRACT --

     Step 2: The Guaranteed Free Surrender Amount is calculated as 10% of the Cash Value ($1,800). Reduce the resulting amount allocated to surrender ($2,000) by the Guaranteed Free Surrender Amount ($1,800), and apply the Surrender Charge Percentages as follows:

      NUMBER OF CONTRACT                                                             AMOUNT OF
     ANNIVERSARIES SINCE                                 AMOUNT       SURRENDER      SURRENDER
       PURCHASE PAYMENT            CONTRACT YEAR       ALLOCATED        CHARGE        CHARGE
        RECEIVED BY US            PAYMENT RECEIVED    TO SURRENDER    PERCENTAGE    (AMT X PCT)
     -------------------          ----------------    ------------    ----------    -----------
        0.....................           3                $  0            7%            $ 0
        1.....................           2                   0            7               0
        2.....................           1                 200            6              12

     Step 3: Summing the resulting Amounts of Surrender Charge produces a total Surrender Charge of $12.

     The Surrender Charge, plus the amount of the surrender is then deducted from the remaining Cash Value of the NonQualified Contract, for a total withdrawal of $2,012.

IF THE CONTRACT IS A QUALIFIED CONTRACT --

     Step 2: The Guaranteed Free Surrender Amount is calculated as up to the greater of 10% of the Cash Value ($1,800) of the Qualified Contract or up to $10,000. Since the partial surrender requested is less than $10,000 (although it is greater than 10 percent), there is no Surrender Charge.

     Since there is no Surrender Charge, the entire amount requested is available under the Guaranteed Free Surrender Amount provision of the Qualified Contract.

     Assuming that in the middle of the tenth Contract Year, a full surrender is requested. The Cash Value at the time of full surrender is $28,000. Since this is a full surrender, the Annual Contract Charge (currently $30) is deducted from the Cash Value, leaving a remaining Cash Value balance of $27,970. For this calculation, there is $13,000 of Purchase Payments made in the first Contract Year.

     The Surrender Charge is determined as follows:

     Step 1: Purchase Payments are allocated to the surrender amount, as follows:

                  NUMBER OF CONTRACT
                 ANNIVERSARIES SINCE                                              AMOUNT
                   PURCHASE PAYMENT                         CONTRACT YEAR      ALLOCATED TO
                    RECEIVED BY US                        PAYMENT RECEIVED      SURRENDER
                 -------------------                      -----------------    ------------
    0.................................................              10            $    0
    1.................................................               9                 0
    2.................................................               8                 0
    3.................................................               7                 0
    4.................................................               6                 0
    5.................................................               5                 0
    6.................................................               4                 0
    7.................................................               3                 0
    8 or more.........................................         1 and 2            13,000

IF THE CONTRACT IS A NON-QUALIFIED CONTRACT --

     Step 2: The Guaranteed Free Surrender Amount is calculated as up to 10% of the Cash Value ($2,800) of the NonQualified Contract. Reduce the resulting amount allocated to surrender ($13,000) by the Guaranteed Free Surrender Amount ($2,800), and apply the Surrender Charge Percentages as follows:

       NUMBER OF CONTRACT                                                             AMOUNT OF
       ANNIVERSARIES SINCE                                AMOUNT       SURRENDER      SURRENDER
        PURCHASE PAYMENT            CONTRACT YEAR      ALLOCATED TO      CHARGE        CHARGE
         RECEIVED BY US            PAYMENT RECEIVED     SURRENDER      PERCENTAGE    (AMT X PCT)
       -------------------         ----------------    ------------    ----------    -----------
    0............................           10           $     0           7%            $0
    1............................            9                 0           7              0
    2............................            8                 0           6              0
    3............................            7                 0           6              0
    4............................            6                 0           5              0
    5............................            5                 0           4              0
    6............................            4                 0           3              0
    7............................            3                 0           2              0
    8 or more....................      1 and 2            10,200           0              0

     Step 3: Summing the resulting Amounts of Surrender Charge produces a total Surrender Charge of $0.

IF THE CONTRACT IS A QUALIFIED CONTRACT --

     Step 2: The Guaranteed Free Surrender Amount is calculated as up to the greater of 10% of the Cash Value ($2,800) of the Qualified Contract or up to $10,000. Reduce the resulting amount allocated to surrender ($13,000) by the Guaranteed Free Surrender Amount ($10,000), and apply the Surrender Charge Percentages as follows:

       NUMBER OF CONTRACT                                                            AMOUNT OF
      ANNIVERSARIES SINCE                                AMOUNT       SURRENDER      SURRENDER
        PURCHASE PAYMENT           CONTRACT YEAR      ALLOCATED TO      CHARGE        CHARGE
         RECEIVED BY US           PAYMENT RECEIVED     SURRENDER      PERCENTAGE    (AMT X PCT)
      -------------------         ----------------    ------------    ----------    -----------
    0...........................           10            $    0           7%            $0
    1...........................            9                 0           7              0
    2...........................            8                 0           6              0
    3...........................            7                 0           6              0
    4...........................            6                 0           5              0
    5...........................            5                 0           4              0
    6...........................            4                 0           3              0
    7...........................            3                 0           2              0
    8 or more...................      1 and 2             3,000           0              0

     Step 3: Summing the resulting Amounts of Surrender Charge produces a total Surrender Charge of $0.

     Since there are no Purchase Payments such that 7 or less policy anniversaries had passed since they were received, no part of the surrender proceeds are subject to a Surrender Charge. Hence, no Surrender Charge is assessed on this full surrender.

ILLUSTRATION 2

     Suppose Purchase Payments of $2,000 are made at the beginning of every Contract Year. No taxes are deducted from these Payments. In the middle of the third Contract Year, a partial surrender of $500 is requested. Suppose the Cash Value has grown to $7,000 at the time of the partial surrender request.

     The Surrender Charge is determined as follows:

     Step 1: Purchase Payments are allocated to the surrender amount, as follows:

           NUMBER OF CONTRACT
          ANNIVERSARIES SINCE                                    AMOUNT         AVAILABLE FOR
            PURCHASE PAYMENT               CONTRACT YEAR      ALLOCATED TO      ALLOCATION TO
             RECEIVED BY US               PAYMENT RECEIVED     SURRENDER      FUTURE SURRENDERS
          -------------------             ----------------    ------------    -----------------
      0.................................         3                $  0             $2,000
      1.................................         2                   0              2,000
      2.................................         1                 500              1,500

IF THE CONTRACT IS A NON-QUALIFIED CONTRACT --

     Step 2: The Guaranteed Free Surrender Amount is calculated as up to 10% of the Cash Value ($700) of the Non-Qualified Contract. Reduce the resulting amount allocated to surrender ($500) by the Guaranteed Free Surrender Amount ($700), and apply the Surrender Charge Percentages as follows:

       NUMBER OF CONTRACT                                                            AMOUNT OF
      ANNIVERSARIES SINCE                                AMOUNT       SURRENDER      SURRENDER
        PURCHASE PAYMENT           CONTRACT YEAR      ALLOCATED TO      CHARGE        CHARGE
         RECEIVED BY US           PAYMENT RECEIVED     SURRENDER      PERCENTAGE    (AMT X PCT)
      -------------------         ----------------    ------------    ----------    -----------
      0.........................         3                 $0             7%            $0
      1.........................         2                  0             7              0
      2.........................         1                  0             6              0

     Step 3: Summing the resulting Amounts of Surrender Charge produces a total Surrender Charge of $0.

     The partial surrender will be allocated to $500 of payments made in the first Contract Year. But since 10 percent of the Cash Value ($700) of the Non-Qualified Contract could be surrendered under the Guaranteed Free Surrender Amount Provision, the partial surrender of $500 could be withdrawn without a surrender charge.

IF THE CONTRACT IS A QUALIFIED CONTRACT --

     Step 2: The Guaranteed Free Surrender Amount is calculated as up to the greater of 10% of the Cash Value ($700) of the Qualified Contract or up to $10,000. Since the partial surrender requested is less than $10,000 and less than 10% there is no surrender charge.

     Since there is no Surrender Charge, the entire amount requested is available under the Guaranteed Free Surrender Amount provision of the Qualified Contract.

     Assume that Purchase Payments of $2,000 have continually been made at the beginning of each Contract Year, and that in the middle of the tenth Contract Year, a partial surrender of $7,500 is requested. The Cash Value is $32,600 at the time of the partial surrender request.

     The Surrender Charge is determined as follows:

     Step 1: Purchase Payments are allocated to the surrender amount, as follows:

          NUMBER OF CONTRACT                                                       AMOUNT
         ANNIVERSARIES SINCE                                     AMOUNT         AVAILABLE FOR
           PURCHASE PAYMENT                CONTRACT YEAR      ALLOCATED TO      ALLOCATION TO
            RECEIVED BY US                PAYMENT RECEIVED     SURRENDER      FUTURE SURRENDERS
         -------------------              ----------------    ------------    -----------------
    0.................................             10            $    0            $2,000
    1.................................              9                 0             2,000
    2.................................              8                 0             2,000
    3.................................              7                 0             2,000
    4.................................              6                 0             2,000
    5.................................              5                 0             2,000
    6.................................              4             2,000                 0
    7.................................              3             2,000                 0
    8 or more.........................        1 and 2             3,500                 0

IF THE CONTRACT IS A NON-QUALIFIED CONTRACT --

     Step 2: The Guaranteed Free Surrender Amount is calculated as 10% of the Cash Value ($3,260) of the Non-Qualified Contract. Reduce the resulting amount allocated to surrender ($3,500) in Contract Years 1 and 2 by the Guaranteed Free Surrender Amount ($3,260), and apply the Surrender Charge Percentages as follows:

           NUMBER OF CONTRACT                                                                AMOUNT OF
          ANNIVERSARIES SINCE                                    AMOUNT       SURRENDER      SURRENDER
            PURCHASE PAYMENT               CONTRACT YEAR      ALLOCATED TO      CHARGE        CHARGE
             RECEIVED BY US               PAYMENT RECEIVED     SURRENDER      PERCENTAGE    (AMT X PCT)
          -------------------             ----------------    ------------    ----------    -----------
    6...................................            4            $2,000           3%            $60
    7...................................            3             2,000           2              40
    8 or more...........................      1 and 2               240           0               0

     Step 3: Summing the resulting Amounts of Surrender Charge produces a total Surrender Charge of $100.

     The Surrender Charge, plus the amount of the surrender is then deducted from the remaining Cash Value of the NonQualified Contract, for a total withdrawal of $7,600.

IF THE CONTRACT IS A QUALIFIED CONTRACT --

     Step 2: The Guaranteed Free Surrender Amount is calculated as up to the greater of 10% of the Cash Value ($3,260) of the Qualified Contract or up to $10,000. Since the partial surrender requested is less than $10,000 (although it is greater than 10 percent), there is no surrender charge.

     Since there is no Surrender Charge, the entire amount requested is available under the Guaranteed Free Surrender Amount provision of the Qualified Contract.

     Assuming that in the middle of the twelfth Contract Year, a full surrender with the full proceeds being settled under Settlement Option 3, Single Life Income for 10 years certain and during the balance of the annuitant's lifetime, payments of $2,000 have continuously been made at the beginning of each contract year. The Cash Value at the time of the full surrender is $26,000. Since this example assumes a full surrender is being made, the Annual Contract Charge (currently $30) is deducted from the Cash Value, leaving a remaining Cash Value of $25,970.

     Since the full proceeds are being applied to Settlement Option 3, the Surrender Charge is $0. The entire remaining Cash Value of $25,970 is applied to the settlement option.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

MONY Life Insurance Company of America                               Bulk Rate
(An Arizona Stock Company)                                        U.S. Postage
Administrative Offices                                                 P A I D
1740 Broadway, New York, NY 10019                              Permit No. 8048
                                                                     New York,
                                                                      New York

                                                                            LOGO
Form No. 13453 SL (5/98)
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